UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21515
                                                     ---------

                  TS&W / Claymore Tax-Advantaged Balanced Fund
                  --------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

                   J. Thomas Futrell, Chief Executive Officer
                   2455 Corporate West Drive, Lisle, IL 60532
                   ------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ----------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: January 1, 2009 - December 31, 2009
                                             -----------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act") is as follows: [Provide full text of annual report.]


           ANNUAL                                          TS&W/ CLAYMORE |
           REPORT                                                         | TYW
December 31, 2009                            TAX-ADVANTAGED BALANCED FUND |



                              Picture of two boats



TS&W Thompson, Siegel & Walmsley LLC                                 LOGO
     ------------------------------                                  CLAYMORE(R)
     INVESTMENT MANAGEMENT

                                                            WWW.CLAYMORE.COM/TYW

                                                   ... HOME PORT FOR THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                      TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND



Graphic:

--------------------------------------------------------------------------------
                                      TYW    | TS&W/
                                     LISTED  | Claymore
                                     NYSE(R) | Tax-Advantaged
                                             | Balanced Fund




TS&W Thompson, Siegel & Walmsley LLC                                LOGO
     ------------------------------                                 CLAYMORE(SM)
     INVESTMENT MANAGEMENT



There can be no assurance the Fund will achieve its investment objective. The value of the Fund will fluctutate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

             NOT FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------



The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/TYW, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Thompson, Siegel & Walmsley LLC, SMC Fixed Income Management, LP and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dear SHAREHOLDER |

We thank you for your investment in the TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended December 31, 2009. We are pleased to report very strong performance for the year just ended.

The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund focuses its investments mainly on (i) municipal securities, the interest on which is exempt from regular Federal income tax, and which is not a preference item for purposes of the alternative minimum tax (such securities referred to generally as "municipal securities") and (ii) common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for the long-term capital gains rate. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities.

Claymore Advisors, LLC (the "Adviser") is the investment adviser to the Fund, with responsibility for managing the Fund's overall asset allocation. Claymore entities provided supervision, management or servicing on approximately $15.2 billion in assets as of December 31, 2009. Two investment sub-advisers are responsible for day-to-day management of the Fund's investments. Thompson, Siegel & Walmsley, LLC ("TS&W") manages the Fund's equity portfolio and other non-municipal income-producing securities. As of December 31, 2009, TS&W managed or supervised approximately $7.4 billion in assets. SMC Fixed Income Management, LP ("SMC") is responsible for the Fund's portfolio of municipal bonds. As of December 31, 2009, SMC managed or supervised approximately $1.1 billion in assets. Collectively, TS&W and SMC are also referred to as the "Sub-Advisers."

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12 months ended December 31, 2009, the Fund provided a total return based on market price of 57.57% and a total return based on NAV of 41.34%. As of December 31, 2009, the Fund's market price of $9.54 per share represented a discount of 13.35% to its NAV of $11.01 per share. Past performance is not a guarantee of future results. The market price of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV.

The Fund paid quarterly dividends of $0.2525 on March 31, 2009, and $0.1800 on June 30, September 30 and December 31, 2009. The most recent dividend represents an annualized distribution rate of 7.55% based on the Fund's closing market price of $9.54 on December 31, 2009. This translates into tax advantaged distribution rate of 10.93% for investors in the 35% federal income tax bracket, based upon the 2009 tax characteristics of distributions paid. However, there is no guarantee that this level of income will be maintained.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")). The transaction closed on October 14, 2009 (the "Effective Date"), whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc., the surviving entity. The transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory & Sub-Advisory Agreements. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and interim sub-advisory agreements among the Fund, the Adviser and TS&W as well as among the Fund, the Adviser and SMC (each an "Interim Sub-Advisory Agreement", together, the "Interim Sub-Advisory Agreements" and together with the Interim Advisory

                                           Annual Report | December 31, 2009 | 3

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | DEAR SHAREHOLDER continued

Agreement, the "Interim Agreements").The Interim Agreements took effect as of the Effective Date and terminated upon the approval of new advisory agreements.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement"), a new sub-advisory agreement among the Fund, the Adviser and TS&W(the "New TS&W Sub-Advisory Agreement"), and a new sub-advisory agreement among the Fund, the Adviser and SMC (the "New SMC Sub-Advisory Agreement" and together with the New Advisory Agreement and New TS&W Sub-Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements, which were approved by shareholders on February 18, 2010, have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved annually by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreements.

In an effort to enhance shareholder value, the Fund announced on January 2, 2009, the adoption of an open-market share repurchase plan (the "Plan") authorizing the purchase of up to 5% of its outstanding common shares in the open market on a quarterly basis, subject to applicable regulatory and legal restrictions and in consideration of certain operational and market factors, including the size of the market price discount to net asset value of the Fund. There is no assurance that the Fund will purchase shares at any particular discount levels or in any particular amounts. There is also no assurance that the market price of the Fund's shares, either absolutely or relative to the net asset value, will increase as a result of any share repurchases.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 30 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about what impacted the performance of the Fund during 2009 and the Adviser's and Sub-Advisers' views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www. claymore.com/tyw.


Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
TS&W/Claymore Tax-Advantaged Balanced Fund

4 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

QUESTIONS & ANSWERS |

The TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") is managed jointly by Thompson, Siegel & Walmsley, LLC ("TS&W") and SMC Fixed Income Management, LP ("SMC"). The portfolio management teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of the Fund. The individuals named below are responsible for managing the Fund.

VINCENT R. GIORDANO, PORTFOLIO MANAGER, MANAGING MEMBER
SMC FIXED INCOME MANAGEMENT, LP

Mr. Giordano is a Managing Member of SMC. He leads SMC's municipal fixed-income investment management team and co-manages the Fund's municipal securities portfolio. Prior to joining SMC, Mr. Giordano was employed by Claymore Advisors, LLC ("Claymore") and Merrill Lynch. He has more than 30 years of investment experience.

ROBERTOW. ROFFO, PORTFOLIO MANAGER, MANAGING DIRECTOR
SMC FIXED INCOME MANAGEMENT, LP

Mr. Roffo co-manages the Fund's municipal securities portfolio. He has more than 15 years of investment management experience focused on the municipal securities market. Prior to joining SMC, Mr. Roffo was employed by Claymore and Merrill Lynch. He has worked closely with Mr. Giordano throughout his career. He holds a Bachelor's Degree from the University of Massachusetts.

PAUL A. FERWERDA, CFA, PORTFOLIO MANAGER, SENIOR VICE PRESIDENT DOMESTIC EQUITY AND RESEARCH
THOMPSON, SIEGEL & WALMSLEY, LLC

Mr. Ferwerda is responsible for the day-to-day management of the Fund's common stock portfolio. He has been with TS&W for over 20 years and has more than 25 years of investment experience. Mr. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University.

WILLIAM M. BELLAMY, CFA, PORTFOLIO MANAGER, VICE PRESIDENT
THOMPSON, SIEGEL & WALMSLEY, LLC

Mr. Bellamy joined TS&W in 2002. He has over 20 years of investment industry experience focused on the fixed-income markets. Mr. Bellamy is responsible for managing the Fund's taxable fixed-income securities. He holds an MBA from Duke University.

In the following interview, Claymore, TS&W and SMC share their thoughts on the market and discuss the factors that influenced the Fund's performance for the 12 months ended December 31, 2009.

================================================================================
PLEASE REMIND US OF THIS FUND'S OBJECTIVE AND STRATEGY.
The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund seeks to achieve its objective by investing in a portfolio of assets consisting primarily of (i) municipal securities, the interest on which is exempt from regular Federal income tax, and which is not a preference item for purposes of the alternative minimum tax (such securities referred to generally as "municipal securities") and (ii) common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for the long-term capital gains rate. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities and real estate investment trusts.

================================================================================
HOW DID THE FUND PERFORM DURING 2009?
All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12 months ended December 31, 2009, the Fund provided a total return based on market price of 57.57% and a total return based on NAV of 41.34%. As of December 31, 2009, the Fund's market price of $9.54 per share represented a discount of 13.35% to its NAV of $11.01 per share. Past performance is not a guarantee of future results.

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. The Adviser believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

For NAV performance comparison purposes, the municipal bond market, as measured by the Barclays Capital U.S. Municipal Long Bond Index ("Barclays Municipal Index"), a widely used measure of the municipal bond market as a whole, returned 23.47% for the 12 months ended December 31, 2009. The broad equity market, as measured by the S&P 500 Index, returned 26.46%. The high-yield bond market, as measured by the Merrill Lynch High Yield Master II Index (the "High Yield Index"), returned 57.51% for the period, and the Merrill Lynch Fixed Rate Preferred Stock Index returned 20.07%.

                                           Annual Report | December 31, 2009 | 5

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

The Fund paid quarterly dividends of $0.2525 on March 31, 2009, and $0.1800 on June 30, September 30 and December 31, 2009. The most recent dividend represents an annualized distribution rate of 7.55% based on the Fund's closing market price of $9.54 on December 31, 2009. This translates into a tax advantaged distribution rate of 10.93% for investors in the 35% federal income tax bracket, based upon the 2009 tax characteristics of distributions paid.

================================================================================
HOW ARE ASSETS ALLOCATED AMONG THE VARIOUS ASSET CLASSES?
The Fund invests at least 50%, and may invest up to 60%, of its total assets in municipal securities. As of December 31, 2009, approximately 54.3% of the Fund's portfolio was invested in municipal securities. Of the remaining assets in the Fund's portfolio as of December 31, 2009, approximately 34.8% were invested in equity securities consisting primarily of large-cap dividend-paying stocks, and approximately 10.9% were invested in other taxable income-producing securities, which include but are not limited to high-yield bonds, preferred stocks and real estate investment trusts. From time to time, assets are rebal-anced to maintain at least 50% of the Fund's total assets in municipal securities.

================================================================================
HOW HAS THE FUND'S LEVERAGE STRATEGY AFFECTED PERFORMANCE?
The Fund utilizes leverage (borrowing) as part of its investment strategy to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. Leverage adds to performance only when the cost of leverage is less than the total return generated by investments purchased with the leverage proceeds. During the fiscal year ended December 31, 2009, the cost of leverage was much less than the return of the Fund's investments; accordingly, leverage made a significant contribution to the Fund's total return.

As of December 31, 2009, the Fund had $105 million of leverage outstanding in the form of Auction Market Preferred Shares ("AMPSSM"). During the year ended December 31, 2009, the Fund redeemed $15 million of AMPS. The Fund has two series of AMPS, one 7-day series and one 28-day series. AMPS holders receive a dividend that is reset every 7 or 28 days, depending on the tranche.1 The broad auction-rate preferred securities market remains essentially frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to LIBOR2, whichever is greater. During 2009, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.46% to 2.13%.

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

The following questions are related to the municipal securities portfolio and are answered by Portfolio Managers Vincent R. Giordano and Roberto W. Roffo, who have managed the municipal securities portfolio since the Fund's inception.

================================================================================
PLEASE PROVIDE AN OVERVIEW OF THE MUNICIPAL BOND MARKET DURING 2009.
A year ago, in the Fund's last annual report, we described conditions in the municipal bond market, indeed in the markets for all bonds that carry credit risk, as dismal. In December 2008 and early 2009, municipal bonds were trading at prices that SMC believes reflected irrational fear on the part of investors, since the default rate on investment-grade municipal bonds with high credit ratings has historically been extremely low. Municipal bonds were trading at spreads of 125% to 130% over U.S. Treasury securities, compared with a historical norm of 85% to 90%. (Because of the tax advantages of municipal bonds, they normally trade at a discount to Treasury securities.)

Beginning in March 2009, there was a major rally in the market for municipal bonds, along with other debt and equity investments. Encouraged by government efforts to stimulate the economy and revive capital markets, investors who had fled from all but the very safest investments in late 2008 once again embraced risk and invested in more volatile stocks and bonds. At first, the rally was concentrated in highly rated bonds. As the year

---------------------
1 The term tranche is used to describe a specific series of AMPS. The Fund has issued two tranches of AMPS.

2 LIBOR is the interest rate that banks charge one another in the short-term international interbank market.

6 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

progressed and conditions in the capital markets began to seem more normal, riskier bonds also began to perform well, as investors sought higher yields. In the last six months of 2009, municipal bonds performed in line with taxable bonds, with a marginal increase in volatility near the end of the year.

For the 12 months ended December 2009, the return of the Barclays Capital U.S. Municipal Long Bond Index, which measures performance of the U.S. municipal market, was 23.47%.

================================================================================
HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM IN THIS ENVIRONMENT, AND WHAT DECISIONS DROVE THAT PERFORMANCE?
The Fund's municipal bond portfolio performed very well during the period surveyed, generating return of 26.47% on an unlevered basis. With the positive impact of leverage, actual return to shareholders was approximately 30% for the 12-month period. Much of the Fund's success during the year was based on SMC's identification of sectors within the municipal market that appeared not to be trading at fair value, purchasing bonds at what were believed to be bargain prices, and then taking advantage of subsequent rallies to sell and move into different sectors.

During the last few months of 2008, correctly anticipating that the market would become illiquid, SMC sharply reduced the portfolio's holdings of A and lower rated securities, replacing them AAA and AA-rated securities. A significant investment was a large position in Texas Permanent School Fund ("TPSF") bonds; as of December 31, 2008, bonds guaranteed by the TPSF bonds represented 24.2 % of the Fund's municipal bond portfolio. The TPSF bond guarantee program was created by the state of Texas to help school districts secure higher credit ratings so they could issue bonds with lower interest rates. These bonds significantly outperformed the market at the beginning of 2009, when investors once again began to show interest in highly rated municipal bonds, and the TPSF bonds did not have the credit and insurance problems that were plaguing many municipal bonds. The announcement in late 2008 by the state of Texas that no more of these bonds would be issued created a scarcity situation and was a further factor in the strong performance of these bonds. SMC sold most of these bonds in January 2009, realizing significant gains.

A considerable portion of the proceeds of the sale of the TPSF bonds was invested in an issue of bonds of the New York State Dormitory Authority that are backed by a dedicated revenue stream from the personal income taxes of New York residents. In the first calendar quarter of 2009, these bonds were trading at prices SMC believed represented good value because of investors' concerns about the financial services industry, which is very important to the economy of the state of New York. SMC took a significant position in these AAA-rated bonds, believing that they were secure because of their direct tax backing. This proved to be a good decision, as these bonds rallied significantly in the second quarter of the year. SMC took advantage of this rally and sold most of this position near mid-year. This proved to be a good decision, as these bonds generally performed in line with the municipal market as a whole in the last half of 2009. (Other bonds issued by the New York State Dormitory remain in the portfolio as of 12/31/09.)

Much of the new bond issuance during 2009 was in the form of Build America Bonds, which are a new type of taxable municipals on which the federal government reimburses the states for 35% of their interest cost. The result is lower net interest costs for the states, but these taxable bonds lack the tax advantages that appeal to traditional municipal bond investors. SMC purchased some Build America Bonds for the Fund's portfolio early in 2009, and continued to hold these bonds through the third quarter of the year. While the income from these securities is taxable, SMC felt they provided an attractive total return opportunity. As the market became more familiar with these bonds, they traded generally in line with U.S. Treasury bonds. Most of the Fund's Build America Bond position was eliminated in the fourth quarter in the belief that more attractive yields were available elsewhere in the market.

Around mid-year 2009, SMC made the decision to make a significant investment in insured municipal bonds. Traditionally, issuers of municipal bonds can purchase insurance that guarantees the payment of principal and interest on a bond issue if the issuer defaults. By taking advantage of the insurers' higher credit ratings, issuers have been able to reduce their interest costs. However, since 2007, most of the insurers' credit ratings have been downgraded because of their exposure to collateralized debt obligations related to subprime mortgages. Because of these downgrades, the market has recently placed little value on the existence of insurance in valuing bonds, evaluating the underlying bonds on their own merit instead. Of the major insurers, only two, Assured Guaranty Corporation ("Assured") and Berkshire Hathaway Assurance, still have high credit ratings and remain active in insuring bonds. However, because of the problems experienced by the other insurers of municipal bonds, the market tended to

                                           Annual Report | December 31, 2009 | 7

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

regard bonds insured by Assured similarly to other insured bonds. Based on SMC's evaluation, Assured's credit quality and its credit rating, the decision was made to significantly increase the portfolio's exposure to bonds with lower underlying credits that were insured by Assured, which were trading below what SMC considered to be fair value. As the market stabilized, these insured bonds performed well, contributing to the portfolio's performance. Not only did the underlying bonds rally, but also the spreads on insured bonds versus non-insured bonds narrowed, contributing to performance. Among the insured bonds that performed particularly well was a 2027 Detroit Michigan Sewer Disposal bond with a 7.00% coupon; this is now one of the portfolio's largest holdings.

The overall quality of the portfolio, in terms of credit rating, did not change significantly during the year. However, as described above, the nature of the bonds in the portfolio and the sectors emphasized were changed several times during the year in order to enhance overall performance and increase income.

================================================================================
HOW ARE MUNICIPAL SECURITIES SELECTED FOR THE FUND?
SMC begins by analyzing broad macroeconomic trends and developments affecting the fixed-income markets, including the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there, a bottom-up and top-down analysis is incorporated to help construct a portfolio that SMC believes optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. While SMC monitors interest rates very closely and acts quickly to adjust the portfolio to changing market rates, positions in the portfolio are not traded in search of incremental gains that could be achieved by active trading based on daily changes in rates. SMC's proprietary unbiased research makes it possible to identify undervalued sectors that are considered to have the potential for ratings upgrades and capital appreciation; however, there is no guarantee that such events will occur.


================================================================================
WHAT IS THE OUTLOOK FOR THE MUNICIPAL BOND MARKET, AND WHAT DOES THIS MEAN FOR THE FUND?
SMC believes that the municipal market will perform better than the taxable bond market over the next few months, as the continuing massive issuance of treasury securities will create substantial supply of taxable bonds. As long as the Build America Bond program is in place, it appears that most new municipal bonds will be Build America Bonds, rather than traditional tax-exempt bonds. Following the strong performance of municipal bonds in 2009, returns of the same magnitude really cannot be expected in the year ahead. Accordingly, SMC's current focus is on income and increasing the average coupon of the portfolio. Ongoing efforts will be made to purchase bonds that can provide an attractive level of income such as the Detroit Sewer bonds purchased during 2009. It seems likely that the Federal Reserve will eventually raise short-term interest rates, which currently remain near zero. SMC therefore expects that longer-term bonds will perform better than short-term bonds during 2010.

The Fund's equity portfolio and taxable fixed-income securities are managed by TS&W. The following questions are related to those portions of the portfolio and are answered by Portfolio Managers Paul A. Ferwerda and William M. Bellamy.

================================================================================
PLEASE PROVIDE AN OVERVIEW OF THE U.S. EQUITY AND HIGH-YIELD BOND MARKETS
DURING 2009.
For the 12 months ended December 31, 2009, the broad equity market, as measured by the Standard & Poor's 500 Index ("S&P 500), returned 26.46%, after a disastrous return of -37.00% in the previous year. The extremely poor performance of equity and bond markets in 2008 continued in January and February of 2009. In early March the markets seemed to sense that the worst was over, as the economic news began to shift from universally bad to mixed, and the federal government began to flood the economy with financial stimulus. A strong rally in the financial markets benefitted equities and bonds that carry credit risk, which includes essentially all non-U.S. government securities. Equities and corporate bonds, both investment grade and high yield, moved up sharply from March through mid-summer, and then continued to move up fairly steadily through the end of the year. The best performing bonds were the lowest rated bonds, which rebounded dramatically as investors once again demonstrated willingness to take on risk. The High Yield Index returned 57.51% for the 12 months ended December 31, 2009, compared to a return of 5.93% for the Barclays U.S. Aggregate Bond Index, which measures performance of the bond market as a whole.

In the equity market, growth stocks significantly outperformed value stocks during 2009, across all market capitalization categories. It appears that, with growth very scarce, investors flocked to stocks that they considered to have good growth prospects. For the 12-month period ended December 31, 2009, the return of the Russell 1000 Growth Index was 37.21%, compared with 19.69% for the Russell 1000 Value Index. There have been only

8 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

two years with a wider gap between growth and value in the 30-plus years that history of the Russell indices is available. Consistent with this growth focus in the market's strength, many of the best performing stocks were the ones with minimal or no dividend yield.

A striking feature of 2009 that was detrimental to the performance of the equity portion of the Fund was a tough dividend environment. Standard & Poor's ("S&P") announced in January 2010 that 2009 was the worst year ever for dividends, with fewer dividend increases and more dividend cuts than in any year since S&P began keeping dividend records in 1955. S&P commented that dividend cuts were extremely deep, costing investors $58 billion in income during 2009.

================================================================================
PLEASE DESCRIBE HOW EQUITY AND HIGH-YIELD SECURITIES ARE SELECTED FOR THE
FUND.
TS&W's investment process is value-driven and team-oriented. On the equity side, a proprietary quantitative valuation model is applied to more than 400 stocks. This directs TS&W's review process toward companies believed to have the highest expected return potential over a multi-year period. TS&W's in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W's fixed-income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

================================================================================
HOW DID THE EQUITY PORTFOLIO PERFORM OVER THIS PERIOD?
The recent environment, with growth stocks and non-dividend-paying stocks performing much better than value stocks and stocks with high dividends, was not positive for the Fund's management style, which focuses on value and dividends. The common equity portion of the portfolio, including some perpetual preferreds, had a return of approximately 18.07% (excluding the effect of leverage) for the full year 2009. This was below the Russell 1000 Value Index, which returned 19.69%, and the S&P 500 Index, which returned 26.46%.

================================================================================
WHAT WERE THE MAIN DETERMINANTS OF THE PERFORMANCE OF THE EQUITY PORTFOLIO?
The Fund's performance was driven more by selection of individual stocks than by sector decisions. Relative to the S&P 500, the portfolio was overweight in energy, which was not one of the best performing sectors. However, some of the Fund's energy holdings, including BP PLC, an international oil company; and Noble Corp., an offshore drilling company, (1.7% and 0.9% of total net investments at period end, respectively) performed very well; both of these stocks were up more than 30%. Kimberly-Clark Corporation (1.1% of total net investments at period end), a producer of tissues and other personal care products in the consumer staples sector, also performed very well, though the sector was not among the strongest. The Fund's positioning in the technology sector, which was quite strong, detracted from performance relative to the S&P
500. While two of the Fund's top five positions, Cisco Systems, Inc. (0.6% of total net investments at period end), a provider of networking products and services, and Corning Inc. (not held in the portfolio at period end), which produces optical fiber and other technology-oriented products, were in the technology sector, the Fund's weight in this sector averaged approximately 9% to 10%, compared with the S&P 500's weight of 18% to 19%. In the highly cyclical materials sector, the Fund's performance was hurt by the elimination early in the year of positions in Freeport-McMoRan Copper & Gold Inc., a mining company, and The Dow Chemical Company, a diversified chemical company (neither held in the portfolio at period end). Both of these stocks were sold after they cut their dividends, and both performed very well.

Looking at holdings that made the strongest absolute contributions to equity performance, the top five were Cummins, Inc. (not held in the portfolio at period end), a manufacturer of diesel engines, truck engines and generators; JPMorgan Chase & Co. (0.8% of total net investments at period end), a financial holding company; BP PLC; Cisco Systems, Inc. and Corning Inc.

Among the major detractors from performance were Bank of America Corp. (common stock not held in the portfolio at period end) a leading U.S. bank; The Dow Chemical Company; Nintendo Co., Ltd. (0.5% of total net investments at period end), a Japanese manufacturer of computer games and game consoles; Wells Fargo & Company (0.2% of total net investments at period end), a large bank; and Caterpillar Inc. (not held in the portfolio at period end), a manufacturer of engines and machinery.

In the market environment of 2009, with growth stocks much stronger than value stocks and dividend cuts by so many companies, it was very difficult to find the premium income mandated by the Fund's strategy while still maintaining exposure to the market's upside potential. TS&W has pursued this elusive combi-

                                           Annual Report | December 31, 2009 | 9

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

nation in part through what is termed a "barbell" strategy, buying stocks in stable sectors with good dividends, such as health care and communications, in combination with industrial or technology stocks with minimal dividends but strong exposure to an improving market and economy.

================================================================================
HOW DID THE PORTFOLIO'S HIGH-YIELD BONDS AND PREFERRED STOCKS PERFORM? Benefiting from the major strength in the high-yield bond market, this portion of the Fund's portfolio had a return of 39.57% for 2009. Impressive as this return is, it trailed the 57.51% return of the High Yield Index, which measures return of the high-yield market as a whole. Since this portion of the portfolio includes both high yield bonds and preferred stock, a blended benchmark which is 67% the High Yield Index and 33% the Merrill Lynch U.S Fixed Rate Preferred Stock Index (the "Preferred Index") is helpful in evaluating performance. The Preferred Index returned 20.07% for the year, and the return of the blended benchmark was 45.15%.

The reason for the portfolio's underperformance relative to the benchmark is very simple. Because the portfolio has a bias to higher quality within the realm of high-yield bonds, it was not down as much as the market in the market debacle of late 2008 and early 2009. Then, in the strong market rally that began in March 2009, all of the bonds in the portfolio went up. However, the portfolio lagged the High Yield Index because its holdings were concentrated in higher quality bonds at a time when bonds of the lowest quality, in terms of credit rating, performed best. TS&W's investment strategy since the inception of this Fund has been to look for quality companies that are mispriced and that generate good sustainable yields. The Fund's strategy continues to focus on high quality bond issues from companies with strong cash flow and moderate leverage, which TS&W believes will provide superior risk-adjusted return over the long term.

The position in the bond and preferred portion of the portfolio that made the greatest contribution to return for 2009 was one mentioned in the mid-year report as a detractor: a bond of Dillards, Inc. (0.2% of total net investments at period end), a department store chain that performed poorly in a very weak retail environment. Although the future of this business may not be particularly bright, the company owns much of the real estate under its stores, and that could prove to be a valuable asset for bond holders. Other major positives were bonds of hotel operator Wyndham Worldwide Corporation; Genworth Financial, Inc., a financial security company with a substantial mortgage insurance business; and Xerox Corporation, a document processing company (0.2%, 0.1% and 0.4% of total net investments at period end, respectively). All of these bonds were purchased for the portfolio at prices TS&W considered to be cheap relative to their intrinsic value.

In a very strong market environment for high yield bonds and preferred stocks, none of the portfolio's holdings detracted from returns. Among the positions that added least were bonds of pork processor Smithfield Foods, Inc. and preferred stocks of two leveraged real estate investment trusts, First Industrial Realty Trust, Inc. and Capital Automotive REIT (0.3%, 0.1% and less than 0.1% of total net investments at period end, respectively).

================================================================================
WHAT IS THE OUTLOOK FOR THE EQUITY AND HIGH-YIELD MARKETS IN THE MONTHS AHEAD? TS&W believes that the first few months of 2010 will prove to be critical for the direction of the equity market. Year-over-year earnings comparisons are a key driver of equity returns, and, with very poor earnings reported in 2009, comparisons will almost certainly be positive. It will be important to monitor investors' reactions to improved earnings as 2010 progresses. If the reaction to improved earnings is enthusiastic, the market will likely move up. But if the market does not seem to care about earnings improvement off the 2009 lows, there may be considerable downside risk. Capital markets are highly sensitive to each data point on the economy, so it seems reasonable to expect continued volatility and only moderately positive trends as the economy improves.

In the high-yield market, the Fund benefited in 2009 from TS&W's ability to buy both high yield and investment-grade bonds at very favorable prices early in the year when the bond market was extremely weak. On the heels of the subsequent impressive recovery in the high-yield market, it will be much more difficult to generate returns anywhere near as high as those experienced in the year just ended. Nonetheless, there are still investors with money on the sidelines, and it seems likely that the high-yield market will continue to provide positive returns.

10 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued


================================================================================
INDEX DEFINITIONS
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

Barclays Capital U.S. Municipal Long Bond Index is a rules based, market value weighted index engineered for the long term (22+years) tax exempt bond market.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds and is a measure of the broad high yield market.

Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Russell 1000[R] Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 2000[R] Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 1000[R] Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Merrill Lynch Fixed Rate Preferred Securities Index is designed to replicate the total return of a diversified group of investment-grade preferred securities. The Index is rebalanced on a monthly basis.

================================================================================
TYW RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

MUNICIPAL SECURITIES MARKET RISK. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

INCOME AND INTEREST RATE RISK. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks. Interest rate risk is the risk that municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates.

LOWER GRADE SECURITIES. Investment in fixed income securities of below-investment grade quality (commonly known as"Junk bonds") involves substantial risk of loss. They are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The market values for fixed income securities of below investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities.

COMMON STOCK RISK. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events. The market values of common stocks

                                          Annual Report | December 31, 2009 | 11

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

are also sensitive to changes in investor perceptions as well as general movements in the equities markets.

GEOGRAPHICAL AND SECTOR RISK.The Fund may invest in municipal securities of issuers located in the same state or territory or in the same economic sector. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Fund's investments in revenue bonds may emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Adviser or the Investment Sub-Adviser, as applicable, will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Focus of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so focused, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of focus. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

STATE CONCENTRATION RISK.To the extent the Fund concentrates its investments in Texas municipal bonds, the Fund may be significantly impacted by political, economic, or regulatory developments that affect issuers in Texas and their ability to pay principal and interest on their obligations. The information below was obtained from publicly available official documents and statements and has not been independently verified by the Fund. Recent broad-based market declines and volatility may have a significant adverse effect on the Texas economy. To the extent that industries which account for significant portions of the Texas economy are affected to a greater extent than the broader market, the Texas economy may be more adversely affected. As a result, recent market and economic developments may adversely affect municipal securities of Texas issuers. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

AMPS RISK. There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the Fund's offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

The federal tax advice contained herein was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer; the advice was written to support the promotion or marketing of the matters addressed; and the taxpayers should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

In addition to the risks described above, the Fund is also subject to:
Investment Risk, Common Share Market Risk, Tax Risk, Credit Risk, Geographical and Sector Risk, Interest Rate and Hedging Transactions Risk, Value Investing Risk, Illiquid Investments Risk, Foreign Securities Risk, Small-and Medium-Sized Company Risk, Fund Distribution Risk, Market Discount Risk, Portfolio Turnover, and Current Developments. Please see www.claymore.com/tyw for a more detailed discussion about Fund risks and considerations.

12 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund SUMMARY | AS OF DECEMBER 31, 2009 (unaudited)


FUND STATISTICS
------------------------------------------------------------------------------
Share Price                                                              $9.54
Common Share Net Asset Value                                            $11.01
Premium/(Discount) to NAV                                              -13.35%
Net Asset Applicable to Common Shareholders ($000)                    $169,674
------------------------------------------------------------------------------

TOTAL RETURNS
------------------------------------------------------------------------------
(INCEPTION 4/28/04)                              MARKET                    NAV
------------------------------------------------------------------------------
One Year                                         57.57%                 41.34%
Three Year - average annual                      -6.88%                 -5.45%
Five Year - average annual                        1.29%                  0.69%
Since Inception - average annual                  0.03%                  2.54%
------------------------------------------------------------------------------

TOP TEN HOLDINGS                                                    % OF TOTAL
MUNICIPAL PORTFOLIO(1)                                         NET INVESTMENTS
------------------------------------------------------------------------------
Frisco Texas Independent School District School Improvements,
Series 3373, PSF Guaranteed, Series A, NR, Aaa, 6.00%, 8/15/2038          2.8%

State of Minnesota School Improvements, AAA, Aa1,
5.00%, 10/1/2018                                                          2.8%

Forney Independent School District Unlimited Tax School
Building Bonds, Series A, PSF Guaranteed, AAA, NR, 6.00%, 8/15/2037       2.7%

Birmingham Special Care Facilities Financing Authority Health
Care Facilities Revenue, ASSURED Insured, AAA, Aa3, 6.00%, 6/1/2039       2.7%

Rhode Island State Health & Educational Building Corp. Revenue
Hospital Financing Lifespan Obligation, ASSURED Insured, Series A,
AAA, NR, 11.30%, 5/15/2017                                                2.5%

City of Detroit, Water Supply System Revenue Rols RR II R 11448,
BHAC/FGIC Insured, AAA, NR, 10.83%, 1/1/2016                              2.1%

Detroit Michigan Sewer Disposal Revenue
Refunding-Senior Lien-Series C-1-RMKT, FSA Insured,
AAA, Aa3, 7.00%, 7/1/2027                                                 2.1%

Metropolitan Transportation Authority Revenue
Transportation - Series 2008C, A, A2, 6.50%, 11/15/2028                   2.0%

North Texas Tollway Authority Revenue Rols RR II R-11392-1,
BHAC Insured, NR, Aa1, 10.82%, 1/1/2016                                   2.0%

M-S-R Energy Authority, Natural Gas Revenue, Series B, A, NR,
7.00%, 11/1/2034                                                          2.0%
------------------------------------------------------------------------------
(1)  Excludes short-term

TOP TEN HOLDINGS                                                    % OF TOTAL
EQUITY AND INCOME PORTFOLIO                                    NET INVESTMENTS
------------------------------------------------------------------------------
BP PLC, ADR (United Kingdom)                                              1.7%
AT&T, Inc.                                                                1.6%
Verizon Communications, Inc.                                              1.5%
Royal Dutch Shell PLC, ADR - Class B (United Kingdom)                     1.5%
Centerpoint Energy, Inc.                                                  1.3%
Waste Management, Inc.                                                    1.2%
Pfizer, Inc.                                                              1.2%
H.J. Heinz Co.                                                            1.1%
Kimberly-Clark Corp.                                                      1.1%
Chevron Corp.                                                             1.1%
------------------------------------------------------------------------------

Securities and holdings are subject to change daily. For more current information, please visit www.claymore.com/tyw. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

                                                                    % OF TOTAL
TOP TEN SECTORS                                                NET INVESTMENTS
------------------------------------------------------------------------------
Health Care                                                              11.0%
Water & Sewer                                                             7.3%
Oil, Gas and Consumable Fuels                                             5.3%
Special Tax                                                               5.1%
Toll Roads                                                                4.6%
Telecommunications                                                        4.5%
General Funds                                                             4.1%
General Obligation                                                        4.0%
Pharmaceuticals                                                           3.7%
Insurance                                                                 3.5%
------------------------------------------------------------------------------


LINE CHART:

SHARE PRICE & NAV PERFORMANCE

--------------------------------------
                  Share Price    NAV
12/31/08              6.65       8.47
                      7.15       8.78
                      7.51       8.81
                      7.9        8.97
                      7.69       8.91
                      7.95       8.96
                      7.77       8.89
                      7.65       8.78
                      7.8        8.82
                      7.46       8.64
                      7.6        8.61
                      7.66       8.65
                      7.41       8.23
                      7.55       8.37
                      7.4        8.27
                      7.46       8.26
                      7.35       8.31
                      7.37       8.36
                      7.55       8.65
                      7.4        8.54
                      7.54       8.43
                      7.68       8.42
                      7.59       8.57
                      7.55       8.54
                      7.65       8.64
                      7.73       8.81
                      7.86       8.82
                      7.75       8.54
                      7.68       8.59
                      7.73       8.61
                      7.7        8.54
                      7.16       8.26
                      7.13       8.19
                      7.23       8.09
                      6.56       7.98
                      6.25       7.78
                      6.43       7.97
                      6.51       7.9
                      6.62       7.84
                      6.45       7.75
                      6.22       7.46
                      6.14       7.34
                      6.13       7.45
                      5.64       7.2
                      5.54       7.21
                      5.34       7.15
                      5.9        7.46
                      5.98       7.24
                      6.19       7.44
                      6.14       7.52
                      6.06       7.55
                      6.27       7.65
                      6.37       7.79
                      6.37       7.78
                      6.26       7.7
                      6.63       8.04
                      6.56       7.93
                      6.7        7.98
                      6.7        8.02
                      6.69       7.93
                      6.45       7.77
                      6.8        7.88
                      6.85       7.98
                      7.12       8.12
                      7.02       8.18
                      7.05       8.16
                      7.13       8.03
                      7.22       8.07
                      7.32       8.24
                      7.29       8.25
                      7.12       8.16
                      6.95       8.26
                      7.12       8.4
                      7.3        8.5
                      7.29       8.31
                      7.26       8.45
                      7.27       8.44
                      7.35       8.5
                      7.38       8.59
                      7.28       8.54
                      7.39       8.54
                      7.54       8.64
                      7.49       8.66
                      7.55       8.72
                      7.67       8.87
                      7.7        8.87
                      7.88       8.99
                      7.8        8.97
                      8.02       9.14
                      7.92       9.05
                      7.83       9.11
                      7.67       9
                      7.72       9.07
                      7.7        9.03
                      7.84       9.19
                      7.99       9.21
                      8.05       9.25
                      7.87       9.19
                      7.96       9.18
                      8.1        9.29
                      8.08       9.15
                      8.15       9.19
                      8.09       9.27
                      8.2        9.37
                      8.35       9.42
                      8.27       9.35
                      8.3        9.39
                      8.29       9.36
                      8.14       9.33
                      8.12       9.33
                      8.1        9.29
                      8.07       9.15
                      8.02       9.16
                      7.8        9.02
                      7.75       8.96
                      7.81       8.95
                      7.84       8.96
                      7.87       8.99
                      7.7        8.88
                      7.65       8.89
                      7.61       8.92
                      7.72       9.07
                      7.9        9.07
                      8.12       9.14
6/30/09               7.92       9.08
                      7.95       9.12
                      7.9        8.97
                      7.9        8.97
                      7.9        8.97
                      7.9        8.97
                      7.85       9
                      7.7        8.93
                      7.6        8.96
                      7.72       8.97
                      7.72       8.98
                      7.72       8.98
                      7.72       8.98
                      7.79       9.1
                      7.91       9.12
                      8.05       9.27
                      8.07       9.31
                      8.03       9.29
                      8.03       9.29
                      8.03       9.29
                      8.09       9.37
                      8.05       9.43
                      8.17       9.44
                      8.23       9.58
                      8.28       9.63
                      8.28       9.63
                      8.28       9.63
                      8.42       9.65
                      8.59       9.61
                      8.3        9.61
                      8.46       9.66
                      8.47       9.7
                      8.47       9.7
                      8.47       9.7
                      8.62       9.78
                      8.62       9.8
                      8.69       9.8
                      8.65       9.77
                      8.69       9.85
                      8.69       9.85
                      8.69       9.85
                      8.67       9.83
                      8.59       9.79
                      8.71       9.86
                      8.8        9.93
                      8.78       9.92
                      8.78       9.92
                      8.78       9.92
                      8.46       9.8
                      8.61       9.86
                      8.66       9.95
                      8.68       9.99
                      8.87       10.11
                      8.87       10.11
                      8.87       10.11
                      8.77       10.13
                      8.88       10.15
                      8.89       10.17
                      8.86       10.2
                      8.91       10.23
                      8.91       10.23
                      8.91       10.23
                      8.84       10.19
                      8.72       10.09
                      8.73       10.15
                      8.8        10.22
                      8.88       10.29
                      8.88       10.29
                      8.88       10.29
                      8.88       10.29
                      9.03       10.37
                      9.06       10.44
                      9.18       10.57
                      9.11       10.45
                      9.11       10.45
                      9.11       10.45
                      9.11       10.5
                      9.17       10.53
                      9.29       10.65
                      9.38       10.68
                      9.37       10.74
                      9.37       10.74
                      9.37       10.74
                      9.33       10.74
                      9.4        10.78
                      9.3        10.78
                      9.36       10.83
                      9.36       10.83
                      9.36       10.83
                      9.48       10.92
                      9.56       10.92
                      9.72       10.93
                      9.72       10.86
                      9.5        10.83
                      9.5        10.83
                      9.5        10.83
                      9.59       10.9
                      9.58       10.97
                      9.62       10.94
                      9.62       10.94
                      9.64       10.92
                      9.64       10.92
                      9.64       10.92
                      9.54       10.95
                      9.57       10.86
                      9.61       10.9
                      9.59       10.94
                      9.54       10.92
                      9.54       10.92
                      9.54       10.92
                      9.6        11
                      9.62       10.97
                      9.59       10.93
                      9.65       11
                      9.58       10.9
                      9.58       10.9
                      9.58       10.9
                      9.47       10.83
                      9.42       10.83
                      9.27       10.71
                      9.37       10.77
                      9.22       10.61
                      9.22       10.61
                      9.22       10.61
                      9.2        10.64
                      9.19       10.61
                      9.28       10.64
                      9.21       10.72
                      9.28       10.74
                      9.28       10.74
                      9.28       10.74
                      9.34       10.82
                      9.3        10.82
                      9.3        10.82
                      9.28       10.76
                      9.29       10.8
                      9.29       10.8
                      9.29       10.8
                      9.29       10.9
                      9.31       10.89
                      9.36       10.87
                      9.25       10.79
                      9.22       10.78
                      9.22       10.78
                      9.22       10.78
                      9.23       10.88
                      9.3        10.9
                      9.33       10.94
                      9.33       10.94
                      9.3        10.84
                      9.3        10.84
                      9.3        10.84
                      9.32       10.84
                      9.34       10.95
                      9.42       10.99
                      9.41       10.98
                      9.45       11.02
                      9.45       11.02
                      9.45       11.02
                      9.43       11.05
                      9.41       11.05
                      9.51       11.08
                      9.61       11.07
                      9.38       10.93
                      9.38       10.93
                      9.38       10.93
                      9.35       10.98
                      9.33       10.94
                      9.4        10.96
                      9.33       10.92
                      9.36       10.94
                      9.36       10.94
                      9.36       10.94
                      9.45       11
                      9.46       11.01
                      9.49       11.03
                      9.5        11.06
                      9.5        11.06
                      9.5        11.06
                      9.5        11.06
                      9.5        11.07
                      9.55       11.07
                      9.49       11.07
12/31/09              9.54       11.01
--------------------------------------


PIE CHART:

PORTFOLIO CONCENTRATION BY ASSET CLASS(2)
---------------------------------------------
Municipal Bonds                         54.3%
Common Stocks                           34.8%
Corporate Bonds                          6.1%
Preferred Stocks                         4.8%
---------------------------------------------
(2)  As a percentage of total net investments


PIE CHART:

CREDIT QUALITY(3)
---------------------------------------------
 AAA                                    27.2%
 AA                                      7.1%
 A                                      15.0%
 BBB                                     6.2%
 BB                                      5.0%
 B                                       2.5%
 CCC/NR                                  2.2%
 Common Stock/Other                     34.8%
---------------------------------------------
(3) Represents higher rating of either S&P, Moody's or Fitch as a percentage of total net investments


                                          Annual Report | December 31, 2009 | 13

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |

Portfolio of INVESTMENTS | DECEMBER 31, 2009

PRINCIPAL                                                               OPTIONAL CALL
AMOUNT        DESCRIPTION                                                  PROVISIONS           VALUE
=======================================================================================================
              LONG-TERM MUNICIPAL BONDS -- 88.2%
              ALABAMA -- 4.5%
$   7,150,000 Birmingham Special Care Facilities Financing Authority,
              Health Care Facilities Revenue, ASSURED Insured, AAA, Aa3
              6.00%, 6/1/2039                                           6/1/19 @ 100.00  $   7,601,952
-------------------------------------------------------------------------------------------------------
              ARIZONA -- 1.9%
    3,000,000 Glendale Western Loop 101, Public Facilities Corp.,
              Third Lien Excise Tax Revenue, Series A, AA, A2
              7.00%, 7/1/2033                                           1/1/14 @ 100.00      3,238,770
-------------------------------------------------------------------------------------------------------
              CALIFORNIA -- 10.4%
    4,610,000 Alhambra Certificates of Participation,
              Police Facilities 91-1-RMK, AMBAC Insured, NR, NR
              6.75%, 9/1/2023                                                       N/A      5,231,244
    2,500,000 Golden State Tobacco Securitization Corp.,
              Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, BBB, Baa3
              5.75%, 6/1/2047                                           6/1/17 @ 100.00      1,856,900
    5,000,000 Los Angeles Municipal Improvement Corp.,
              Build America Bonds-Recovery Zone Economic Development, AA-, A1
              7.757%, 9/1/2039 (a)                                      9/1/19 @ 100.00      4,991,100
    5,000,000 M-S-R Energy Authority,
              Natural Gas Revenue, Series B, A, NR
              7.00%, 11/1/2034                                                      N/A      5,585,050
-------------------------------------------------------------------------------------------------------
                                                                                            17,664,294
-------------------------------------------------------------------------------------------------------
              DISTRICT OF COLUMBIA -- 0.7%
    1,000,000 District of Columbia Water & Sewer Authority,
              Public Utility Revenue, Series A, AA, Aa3
              6.00%, 10/1/2035                                         10/1/18 @ 100.00      1,119,710
-------------------------------------------------------------------------------------------------------
              GEORGIA -- 2.4%
    4,000,000 City of Atlanta, Georgia Water and Waste Revenue,
              Revenue Bonds, FSA Insured, Series B, AAA, Aa3
              5.375%, 11/1/2039                                        11/1/19 @ 100.00      4,108,840
-------------------------------------------------------------------------------------------------------
              LOUISIANA -- 2.7%
    4,000,000 Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
              Series C-2-RMKT, ASSURED Insured, AAA, Aa3
              6.75%, 6/1/2026                                           6/1/18 @ 100.00      4,651,400
-------------------------------------------------------------------------------------------------------
              MASSACHUSETTS -- 0.9%
    1,820,000 Massachusetts Development Finance Agency Revenue,
              Evergreen Center, BBB-, NR
              5.50%, 1/1/2035                                           1/1/15 @ 100.00      1,476,129
-------------------------------------------------------------------------------------------------------
              MICHIGAN -- 8.9%
    5,000,000 City of Detroit, Water Supply System Revenue,
              Rols RR II R 11448, BHAC/FGIC Insured, AAA, NR
              (Underlying Obligor: City of Detroit Water Supply System)
              10.83%, 1/1/2016 (b)                                                  N/A      5,867,500
    5,000,000 Detroit Michigan Sewer Disposal Revenue,
              Refunding-Senior Lien-Series C-1-RMKT, FSA Insured, AAA, Aa3
              7.00%, 7/1/2027                                           7/1/19 @ 100.00      5,746,900
    3,000,000 Detroit Michigan Sewer Disposal Revenue,
              Sewer Improvements, Senior Lien-Series B-RMKT, FSA Insured, AAA, Aa3
              7.50%, 7/1/2033                                           7/1/19 @ 100.00      3,554,220
-------------------------------------------------------------------------------------------------------
                                                                                            15,168,620
-------------------------------------------------------------------------------------------------------

PRINCIPAL                                                           OPTIONAL CALL
AMOUNT        DESCRIPTION                                              PROVISIONS            VALUE
====================================================================================================
              MINNESOTA -- 4.6%
$   7,300,000 State of Minnesota,
              School Improvements, AAA, Aa1
              5.00%, 10/1/2018                                     10/1/11 @ 100.00   $   7,850,274
----------------------------------------------------------------------------------------------------
              MISSOURI -- 3.5%
    4,690,000 Cole County Industrial Development Authority,
              Senior Living Facilities Revenue,
              Lutheran Senior Services Heisinger Project, NR, NR
              5.50%, 2/1/2035                                       2/1/14 @ 100.00       4,219,828
    2,000,000 Missouri State Health & Educational Facilities Authority Revenue,
              Senior Living Facilities Revenue,
              Lutheran Senior, Series A, NR, NR
              5.375%, 2/1/2035                                      2/1/15 @ 100.00       1,761,360
----------------------------------------------------------------------------------------------------
                                                                                          5,981,188
----------------------------------------------------------------------------------------------------
              NEW JERSEY -- 0.7%
    1,000,000 Newark Housing Authority Revenue,
              South Ward Police Facility, ASSURED Insured, NR, Aa3
              6.75%, 12/1/2038                                     12/1/19 @ 100.00       1,126,290
----------------------------------------------------------------------------------------------------
              NEW YORK -- 18.6%
    4,500,000 Brooklyn Arena Local Development Corp.,
              Recreational Facilities Improvements, BBB-, Baa3
              6.25%, 7/15/2040                                     1/15/20 @ 100.00       4,561,785
    3,000,000 Long Island Power Authority Revenue,
              Electrical Light and Power Improvements, Series A, A-, A3
              6.25%, 4/1/2033                                       4/1/19 @ 100.00       3,457,200
    5,000,000 Metropolitan Transportation Authority Revenue,
              Transportation - Series 2008C, A, A2
              6.50%, 11/15/2028                                    11/15/18 @ 100.00      5,724,550
    5,000,000 New York State Dormitory Authority Income Tax Revenue,
              PIT Education - Series B, AAA, NR
              5.75%, 3/15/2036                                     3/15/19 @ 100.00       5,574,200
    1,000,000 New York State Dormitory Authority Revenue,
              The Bronx-Lebanon Hospital Center, NR, Aa2
              6.50%, 8/15/2030                                     2/15/19 @ 100.00       1,102,570
    1,000,000 New York State Dormitory Authority Revenue,
              Health, Hospital, Nursing Home Improvements, Series A, A, NR
              6.00%, 7/1/2038                                       7/1/19 @ 100.00       1,039,620
              New York State Dormitory Authority Revenue,
              Health, Hospital & Nursing Home Improvements, FHA Insured, AAA, Aa2
    4,500,000 6.25%, 8/15/2034                                     8/15/19 @ 100.00       4,945,050
    2,500,000 6.00%, 8/15/2038                                     8/15/19 @ 100.00       2,683,025
    2,220,000 New York State Dormitory Authority Revenue,
              School Districts Financing Program, ASSURED Insured, Series A, AAA, Aa3
              5.625%, 10/1/2029                                    10/1/19 @ 100.00       2,404,260
----------------------------------------------------------------------------------------------------
                                                                                         31,492,260
----------------------------------------------------------------------------------------------------
              OHIO -- 1.4%
    2,900,000 Buckeye Tobacco Settlement Financing Authority,
              Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, BBB, Baa3
              6.50%, 6/1/2047                                       6/1/17 @ 100.00       2,402,360
----------------------------------------------------------------------------------------------------

See notes to financial statements.

14 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

PRINCIPAL                                                          OPTIONAL CALL
AMOUNT        DESCRIPTION                                             PROVISIONS                     VALUE
============================================================================================================
              PENNSYLVANIA -- 2.2%
$   5,000,000 Allegheny County Hospital Development Authority Health System Revenue,
              West Penn, Series 2007A, BB, Ba3
              5.375%, 11/15/2040                               11/15/17 @ 100.00             $    3,666,850
------------------------------------------------------------------------------------------------------------
              PUERTO RICO -- 3.2%
    5,000,000 Puerto Rico Sales Tax Financing Revenue,
              Public Improvements, First Sub-Series A, A+, A2
              6.50%, 8/1/2044                                    8/1/19 @ 100.00                  5,379,850
------------------------------------------------------------------------------------------------------------
              RHODE ISLAND -- 4.4%
    5,500,000 Rhode Island State Health & Educational Building Corp. Revenue,
              Hospital Financing Lifespan Obligation, ASSURED Insured, Series A, AAA, NR
              (Underlying Obligor: Rhode Island State Health and Educational Building Corp.)
              11.30%, 5/15/2017 (b)                                          N/A                  6,878,520
      500,000 Rhode Island State Health & Educational Building Corp. Revenue,
              Hospital Financing Lifespan Obligation, A-, A3
              6.375%, 8/15/2021                                 8/15/12 @ 100.00                    516,045
------------------------------------------------------------------------------------------------------------
                                                                                                  7,394,565
------------------------------------------------------------------------------------------------------------
              TEXAS -- 15.6%
    6,700,000 Forney Independent School District,
              Unlimited Tax School Building Bonds, Series A, PSF Guaranteed, AAA, NR
              6.00%, 8/15/2037 (c)                                           N/A                  7,621,585
    7,000,000 Frisco Texas Independent School District,
              School Improvements, Series 3373, PSF Guaranteed, Series A, NR, Aaa
              6.00%, 8/15/2038 (c)                                           N/A                  7,930,230
    5,000,000 North Texas Tollway Authority Revenue,
              Refunding-System-First Tier-Series K-1, ASSURED Insured, AAA, Aa3
              5.75%, 1/1/2038                                    1/1/19 @ 100.00                  5,302,600
    5,000,000 North Texas Tollway Authority Revenue,
              Rols RR II R-11392-1, BHAC Insured, NR, Aa1
              (Underlying Obligor: North Texas Tollway Authority)
              10.82%, 1/1/2016 (b)                                           N/A                  5,652,300
------------------------------------------------------------------------------------------------------------
                                                                                                 26,506,715
------------------------------------------------------------------------------------------------------------
              WISCONSIN -- 1.6%
    2,000,000 Wisconsin State Health & Educational Facilities Authority Revenue,
              Aurora Health Care, Series A, NR, A3
              5.60%, 2/15/2029                                  2/15/10 @ 100.00                  1,976,740
      750,000 Wisconsin State Health & Educational Facilities Authority Revenue,
              Blood Center Southeastern Project, A-, NR
              5.75%, 6/1/2034                                    6/1/14 @ 100.00                    759,862
------------------------------------------------------------------------------------------------------------
                                                                                                  2,736,602
------------------------------------------------------------------------------------------------------------
              TOTAL LONG-TERM MUNICIPAL BONDS -- 88.2%
              (Cost $144,387,432)                                                               149,566,669
------------------------------------------------------------------------------------------------------------

NUMBER
OF SHARES     DESCRIPTION                                                                           VALUE
============================================================================================================
              COMMON STOCKS -- 57.4%
              AEROSPACE & DEFENSE -- 1.0%
       35,000 ITT Corp.                                                                       $   1,740,900
------------------------------------------------------------------------------------------------------------
              BEVERAGES -- 0.9%
      22,500  Diageo PLC, ADR (United Kingdom)                                                    1,561,725
------------------------------------------------------------------------------------------------------------
              CAPITAL MARKETS -- 0.9%
      50,000  Morgan Stanley                                                                      1,480,000
------------------------------------------------------------------------------------------------------------
              COMMERCIAL BANKS -- 0.3%
       20,000 Wells Fargo & Co.                                                                     539,800
------------------------------------------------------------------------------------------------------------
              COMMERCIAL SERVICES & SUPPLIES -- 4.0%
      100,000 Pitney Bowes, Inc.                                                                  2,276,000
       37,500 Republic Services, Inc.                                                             1,061,625
      100,000 Waste Management, Inc.                                                              3,381,000
------------------------------------------------------------------------------------------------------------
                                                                                                  6,718,625
------------------------------------------------------------------------------------------------------------
              COMMUNICATIONS EQUIPMENT -- 1.1%
       75,000 Cisco Systems, Inc. (d)                                                             1,795,500
------------------------------------------------------------------------------------------------------------
              COMPUTERS & PERIPHERALS -- 1.7%
       75,000 EMC Corp. (d)                                                                       1,310,250
       12,500 IBM Corp.                                                                           1,636,250
------------------------------------------------------------------------------------------------------------
                                                                                                  2,946,500
------------------------------------------------------------------------------------------------------------
              CONTAINERS & PACKAGING -- 1.3%
       75,000 Bemis Co., Inc.                                                                     2,223,750
------------------------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- 1.3%
       52,500 JPMorgan Chase & Co.                                                                2,187,675
------------------------------------------------------------------------------------------------------------
              DIVERSIFIED TELECOMMUNICATION -- 5.7%
      155,000 AT&T, Inc.                                                                          4,344,650
      125,000 Verizon Communications, Inc.                                                        4,141,250
      112,500 Windstream Corp.                                                                    1,236,375
------------------------------------------------------------------------------------------------------------
                                                                                                  9,722,275
------------------------------------------------------------------------------------------------------------
              ENERGY EQUIPMENT & SERVICES -- 1.5%
       62,500 Noble Corp. (Switzerland)                                                           2,543,750
------------------------------------------------------------------------------------------------------------
              FOOD PRODUCTS -- 3.3%
       75,000 H.J. Heinz Co.                                                                      3,207,000
       50,000 Kraft Foods, Inc.                                                                   1,359,000
       30,000 McCormick & Co., Inc.                                                               1,083,900
------------------------------------------------------------------------------------------------------------
                                                                                                  5,649,900
------------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 1.2%
       25,000 Becton, Dickinson and Co.                                                           1,971,500
------------------------------------------------------------------------------------------------------------
              HOTELS RESTAURANTS & LEISURE -- 1.4%
       67,500 Yum! Brands, Inc.                                                                   2,360,475
------------------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS -- 1.9%
       50,000 Kimberly-Clark Corp.                                                                3,185,500
------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                          Annual Report | December 31, 2009 | 15

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
================================================================================
            INDUSTRIAL CONGLOMERATES -- 2.6%
     30,000 3M Co.                                                $   2,480,100
    132,500 General Electric Co.                                      2,004,725
--------------------------------------------------------------------------------
                                                                      4,484,825
--------------------------------------------------------------------------------
            INSURANCE -- 2.5%
     50,000 Chubb Corp.                                               2,459,000
     52,500 MetLife, Inc.                                             1,855,875
--------------------------------------------------------------------------------
                                                                      4,314,875
--------------------------------------------------------------------------------
            MULTILINE RETAIL -- 1.6%
     60,000 Macy's, Inc.                                              1,005,600
     35,000 Target Corp.                                              1,692,950
--------------------------------------------------------------------------------
                                                                      2,698,550
--------------------------------------------------------------------------------
            MULTI-UTILITIES -- 2.7%
    257,500 Centerpoint Energy, Inc.                                  3,736,325
     50,000 TECO Energy, Inc.                                           811,000
--------------------------------------------------------------------------------
                                                                      4,547,325
--------------------------------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS -- 7.0%
     80,000 BP PLC, ADR (United Kingdom)                              4,637,600
     40,000 Chevron Corp.                                             3,079,600
     70,719 Royal Dutch Shell PLC, ADR - Class B (United Kingdom)     4,110,895
--------------------------------------------------------------------------------
                                                                     11,828,095
--------------------------------------------------------------------------------
            PHARMACEUTICALS -- 7.6%
    105,000 Bristol-Myers Squibb Co.                                  2,651,250
     55,000 Eli Lilly & Co.                                           1,964,050
     37,500 Johnson & Johnson                                         2,415,375
     67,500 Merck & Co., Inc.                                         2,466,450
    185,000 Pfizer, Inc.                                              3,365,150
--------------------------------------------------------------------------------
                                                                     12,862,275
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.9%
     35,000 Rayonier, Inc.                                            1,475,600
--------------------------------------------------------------------------------
            SEMICONDUCTORS -- 1.1%
     90,000 Intel Corp.                                               1,836,000
--------------------------------------------------------------------------------
            SOFTWARE -- 1.9%
     50,000 Nintendo Co. Ltd., ADR (Japan)                            1,491,000
    100,000 Symantec Corp. (d)                                        1,789,000
--------------------------------------------------------------------------------
                                                                      3,280,000
--------------------------------------------------------------------------------
            TOBACCO -- 2.0%
     32,500 Philip Morris International, Inc.                         1,566,175
     35,000 Reynolds American, Inc.                                   1,853,950
--------------------------------------------------------------------------------
                                                                      3,420,125
--------------------------------------------------------------------------------
            TOTAL COMMON STOCKS -- 57.4%
            (Cost $97,029,396)                                       97,375,545
--------------------------------------------------------------------------------

PRINCIPAL                                                   OPTIONAL CALL
AMOUNT        DESCRIPTION                                      PROVISIONS          VALUE
==========================================================================================
              CORPORATE BONDS -- 10.0%
              BANKS -- 0.3%
$    100,000  FCB/NC Capital Trust I, BB, Baa1
              8.05%, 3/1/2028                             3/1/10 @ 103.62    $     85,768
     500,000  Union Planters Corp., BBB-, Ba1
              7.75%, 3/1/2011                                         N/A         497,124
------------------------------------------------------------------------------------------
                                                                                  582,892
------------------------------------------------------------------------------------------
              COMMERCIAL SERVICES -- 0.6%
     350,000  Iron Mountain, Inc., B+, B2
              7.75%, 1/15/2015                           1/15/10 @ 101.29         351,750
     600,000  Hertz Corp. (The), CCC+, B2
              8.875%, 1/1/2014                            1/1/10 @ 104.44         613,500
------------------------------------------------------------------------------------------
                                                                                  965,250
------------------------------------------------------------------------------------------
              CONTAINERS & PACKAGING -- 0.3%
     600,000  Greif, Inc., BB+, Ba2
              7.75%, 8/1/2019                                         N/A         612,000
------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- 1.7%
     750,000  Ford Motor Credit Co. LLC, B-, B3
              8.70%, 10/1/14                                          N/A         784,119
     633,000  General Motors Acceptance Corp. LLC, CCC, Ca
              6.875%, 9/15/2011 (e)                                   N/A         623,505
     500,000  Goldman Sachs Capital II, BBB, A3
              5.793%, 12/29/2049 (f) (g)                  6/1/12 @ 100.00         387,500
   1,000,000  Raymond James Financial, Inc., BBB, Baa2
              8.60%, 8/15/2019                                        N/A       1,081,855
------------------------------------------------------------------------------------------
                                                                                2,876,979
------------------------------------------------------------------------------------------
              DIVERSIFIED TELECOMMUNICATIONS -- 0.6%
     500,000  Frontier Communications Corp., BB, Ba2
              7.125%, 3/15/19                                         N/A         472,500
     500,000  Windstream Corp., BB-, Ba3
              8.625%, 8/1/16                              8/1/11 @ 104.31         508,750
------------------------------------------------------------------------------------------
                                                                                  981,250
------------------------------------------------------------------------------------------
              FOOD -- 1.1%
     965,000  Dean Foods Co., B, B3
              7.00%, 6/1/2016                                         N/A         945,700
     935,000  Smithfield Foods, Inc., B-, Caa1
              7.00%, 8/1/2011                                         N/A         932,663
------------------------------------------------------------------------------------------
                                                                                1,878,363
------------------------------------------------------------------------------------------
              FOREST PRODUCTS & PAPER -- 0.1%
     239,000  Boise Cascade LLC, B+, Caa1
              7.125%, 10/15/2014                        10/15/10 @ 102.38         215,399
      37,000  Domtar Corp., BB-, Ba3
              7.875%, 10/15/2011                                      N/A          38,665
------------------------------------------------------------------------------------------
                                                                                  254,064
------------------------------------------------------------------------------------------

See notes to financial statements.

16 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

PRINCIPAL                                                         OPTIONAL CALL
AMOUNT        DESCRIPTION                                            PROVISIONS          VALUE
===============================================================================================
              HEALTH CARE -- 1.1%
$    550,000  Community Health Systems, Inc., B, B3
              8.875%, 7/15/2015                                7/15/11 @ 104.44  $     569,250
     740,000  DaVita, Inc., B, B2
              7.25%, 3/15/2015                                 3/15/10 @ 103.63        741,850
     500,000  HCA, Inc., BB, Ba3
              8.50%, 4/15/2019 (e)                             4/15/14 @ 104.25        538,750
-----------------------------------------------------------------------------------------------
                                                                                     1,849,850
-----------------------------------------------------------------------------------------------
              INDEPENDENT POWER PRODUCERS -- 0.3%
     475,000  NRG Energy, Inc., BB-, B1
              8.50%, 6/15/2019                                 6/15/14 @ 104.25        486,875
-----------------------------------------------------------------------------------------------
              INTERNET & CATALOG RETAIL -- 0.3%
     500,000  NetFlix, Inc., BB-, Ba2
              8.50%, 11/15/2017 (e)                           11/15/13 @ 104.25        518,750
-----------------------------------------------------------------------------------------------
              INSURANCE -- 0.2%
     500,000  Genworth Financial, Inc., BB+, Ba1
              6.15%, 11/15/66 (f)                             11/15/16 @ 100.00        353,750
-----------------------------------------------------------------------------------------------
              IRON/STEEL -- 0.2%
     350,000  Allegheny Technologies, Inc., BBB-, Baa3
              9.375%, 6/1/2019                                              N/A        402,869
-----------------------------------------------------------------------------------------------
              LEISURE TIME -- 0.4%
     600,000  Royal Caribbean Cruises Ltd. (Liberia), BB-, Ba3
              7.00%, 6/15/2013                                              N/A        598,500
-----------------------------------------------------------------------------------------------
              LODGING -- 0.3%
     500,000  Wyndham Worldwide Corp., BBB-, Ba2
              6.00%, 12/1/2016                                              N/A        465,797
-----------------------------------------------------------------------------------------------
              MEDIA -- 0.3%
     500,000  Cablevision Systems Corp., B+, B1
              8.625%, 9/15/2017 (e)                                         N/A        520,625
-----------------------------------------------------------------------------------------------
              OFFICE/BUSINESS EQUIPMENT -- 0.6%
   1,000,000  Xerox Capital Trust I, BB+, Baa3
              8.00%, 2/1/2027                                   2/1/10 @ 101.72        990,000
-----------------------------------------------------------------------------------------------
              OIL, GAS & CONSUMABLE FUELS -- 0.2%
     350,000  Tesoro Corp., BB+, Ba1
              6.25%, 11/1/2015                                 11/1/10 @ 103.13        332,500
-----------------------------------------------------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.3%
     500,000  Omega Healthcare Investors, Inc., BB+, Ba3
              7.00%, 1/15/2016                                 1/15/11 @ 103.50        492,500
-----------------------------------------------------------------------------------------------
              RETAIL -- 0.6%
     700,000  Dillards, Inc., B-, B3
              7.13%, 8/1/2018                                               N/A        605,500
     475,000  Pantry, Inc. (The), B-, Caa1
              7.75%, 2/15/2014                                 2/15/10 @ 103.88        456,000
-----------------------------------------------------------------------------------------------
                                                                                     1,061,500
-----------------------------------------------------------------------------------------------
              TRANSPORTATION -- 0.5%
     850,000  Overseas Shipholding Group, Inc., BB, Ba2
              8.75%, 12/1/2013                                              N/A        889,312
-----------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS -- 10.0%
              (Cost $16,669,438)                                                    17,113,626
-----------------------------------------------------------------------------------------------

NUMBER
OF SHARES   DESCRIPTION                                                             VALUE
===========================================================================================
            PREFERRED STOCKS -- 7.8%
            DIVERSIFIED FINANCIAL SERVICES -- 2.5%
     50,000 Bank of America Corp., Series 3, 6.375%, BB, Ba3                 $     952,500
     56,000 Bank of America Corp., Series MER, 8.625%, BB, Ba3                   1,374,240
     23,060 BB&T Capital Trust VI, 9.60%, BBB, A2                                  655,365
     31,650 Deutsche Bank Contingent Capital Trust II, 6.55%, BBB+, Aa3            657,687
     60,000 RBS Capital Funding Trust VII, Series G, 6.08%, CC, B3                 600,000
-------------------------------------------------------------------------------------------
                                                                                 4,239,792
-------------------------------------------------------------------------------------------
            ELECTRIC -- 0.3%
     20,000 Dominion Resources, Inc., 8.375%, BBB, Baa3                            548,000
-------------------------------------------------------------------------------------------
            INSURANCE -- 3.0%
     50,000 Aegon NV (Netherlands), 6.50%, BBB, Baa2                               897,000
     31,200 Allianz SE (Germany), 8.375%, A+, A3                                   768,300
     25,000 Aspen Insurance Holdings Ltd. (Bermuda), 7.401%, BBB-, Ba1 (f)         555,000
     33,200 ING Groep NV (Netherlands), 7.375%, BB, Ba1                            654,040
     50,000 Metlife, Inc., Series B, 6.50%, BBB-, Baa1                           1,200,000
     48,600 Prudential PLC (United Kingdom), 6.50%, A-, Baa1                     1,094,472
-------------------------------------------------------------------------------------------
                                                                                 5,168,812
-------------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS -- 2.0%
     15,480 Apartment Investment & Management Co., Series T, 8.00%, B+, Ba3        352,789
     19,000 Brandywine Realty Trust, Series C, 7.50%, NR, NR                       428,450
     11,000 Capital Automotive REIT, Series A, 7.50%, NR, NR                       110,000
     10,000 CBL & Associates Properties, Inc., Series C, 7.75%, NR, NR             204,000
     10,000 First Industrial Realty Trust, Inc., Series J, 7.25%, B-, B2           168,400
      6,700 Health Care REIT, Inc., Series D, 7.875%, BB, Baa3                     165,825
     13,000 Kimco Realty Corp., Series G, 7.75%, BBB-, Baa2                        319,150
     12,000 PS Business Parks, Inc., Series H, 7.00%, BB+, Baa3                    262,200
     24,500 Public Storage, Series M, 6.625%, BBB, Baa1                            570,605
     15,200 Regency Centers Corp., Series D, 7.25%, BB+, Baa3                      349,752
      3,432 Taubman Centers, Inc., Series G, 8.00%, NR, B1                          84,221
     15,000 Vornado Realty Trust, Series E, 7.00%, BBB-, Baa3                      349,650
-------------------------------------------------------------------------------------------
                                                                                 3,365,042
-------------------------------------------------------------------------------------------
            TOTAL PREFERRED STOCKS -- 7.8%
            (Cost $15,842,752)                                                  13,321,646
-------------------------------------------------------------------------------------------
            TOTAL LONG-TERM INVESTMENTS -- 163.4%
            (Cost $273,929,018)                                                277,377,486
-------------------------------------------------------------------------------------------

See notes to financial statements.

                                          Annual Report | December 31, 2009 | 17

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

PRINCIPAL                                                                   OPTIONAL CALL
AMOUNT        DESCRIPTION                                                      PROVISIONS           VALUE
===========================================================================================================
              SHORT-TERM INVESTMENTS -- 5.3%
              MUNICIPAL BONDS -- 5.3%
              NEW HAMPSHIRE -- 4.1%
$  6,900,000  New Hampshire Health & Education Facilities Authority Revenue,
              University and College Improvements, Series H-B-2-RMKT, NR, A1
              0.10%, 7/1/2033 (h)                                         2/1/10 @ 100.00  $     6,900,000
-----------------------------------------------------------------------------------------------------------
              OKLAHOMA -- 1.2%
   2,000,000  Oklahoma Turnpike Authority Revenue,
              Turnpike Revenue, Series F, AA-, Aa3
              0.10%, 1/1/2028 (h)                                         2/1/10 @ 100.00        2,000,000
-----------------------------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS -- 5.3%
              (Cost $8,900,000)                                                                  8,900,000
-----------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 168.7%
              (Cost $282,829,018)                                                              286,277,486
-----------------------------------------------------------------------------------------------------------
              FLOATING RATE NOTE OBLIGATIONS -- (4.0%)
  (6,850,000) Notes with interest rates ranging from 0.23% to 0.25% on December 31, 2009, and contractual maturities of collateral from 2016 to 2037.
              (Cost ($6,850,000))                                                               (6,850,000)
-----------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENTS -- 164.7%
              (Cost $275,979,018)                                                              279,427,486
              Liabilities in excess of Other Assets -- (2.8%)                                   (4,753,277)
              Preferred Shares, at Liquidation Value -- (-61.9% of Net Assets
              Applicable to Common Shareholders or -37.6% of Total Investments)               (105,000,000)
-----------------------------------------------------------------------------------------------------------
              NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS -- 100.0%                       $   169,674,209
===========================================================================================================

ADR         American Depositary Receipt
AMBAC       Ambac Assurance Corporation
ASSURED     Assured Guaranty Corporation
BHAC        Berkshire Hathaway Assurance Corporation
FGIC        Financial Guaranty Insurance Company
FHA         Federal Housing Administration
FSA         Financial Services Authority
LLC         Limited Liability Corporation
N/A         Not Applicable
PLC         Public Limited Company
PSF         Permanent School Fund (Texas)
REIT        Real Estate Investment Trust

(a)  Taxable municipal bond issued as part of the Build America Bond program.

(b) Inverse floating rate investment. Interest rate shown is that in effect at December 31, 2009.

(c) Underlying security related to inverse floating rate investment entered into by the Fund.

(d)  Non-income producing security.

(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to $2,201,630, which represents 1.30% of net assets applicable to common shares.

(f) Floating or variable rate coupon. The rate shown is as of December 31, 2009.

(g) Security is a hybrid bond that will convert to a preferred stock on the first call date.

(h) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is that earned by the Fund as of December 31, 2009.

Ratings (unaudited) shown are per Standard & Poor's and Moody's. Securities classified as NR are not rated.

All percentages shown in Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.



See notes to financial statements.

18 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |

Statement of ASSETS AND LIABILITIES | DECEMBER 31, 2009

ASSETS
   Investments in securities, at value (cost $282,829,018)                                                 $  286,277,486
   Cash                                                                                                            60,105
   Interest receivable                                                                                          3,049,281
   Dividends receivable                                                                                           333,796
   Other assets                                                                                                     6,284
--------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                            289,726,952
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                             7,858,669
   Floating rate note obligations                                                                               6,850,000
   Advisory fee payable                                                                                           163,185
   Dividend payable - preferred shares                                                                             42,338
   Administration fee payable                                                                                       5,937
   Accrued expenses and other liabilities                                                                         132,614
--------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                        15,052,743
--------------------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE
   $.01 par value per share; 4,200 Auction Market Preferred Shares authorized,
      issued and outstanding at $25,000 per share liquidation preference                                      105,000,000
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                               $  169,674,209
==========================================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.01 par value per share; unlimited number of shares authorized, 15,407,000 shares
      issued and outstanding                                                                               $      154,070
   Additional paid-in capital                                                                                 218,557,393
   Accumulated net realized loss on investments and swaps                                                     (53,178,842)
   Net unrealized appreciation on investments                                                                   3,448,468
   Accumulated undistributed net investment income                                                                693,120
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                               $  169,674,209
==========================================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS (based on 15,407,000 common shares outstanding)          $        11.01
==========================================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2009 | 19

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |

Statement of OPERATIONS | FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME
   Interest                                                                            $    9,593,829
   Dividends (net of foreign withholding taxes of $3,431)                                   4,787,182
----------------------------------------------------------------------------------------------------------------------
      Total income                                                                                     $   14,381,011
----------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                             1,774,185
   Professional fees                                                                          274,049
   Preferred share maintenance                                                                263,886
   Trustees'fees and expenses                                                                 150,420
   Fund accounting                                                                             79,961
   Administration fee                                                                          65,691
   Printing expenses                                                                           55,461
   Custodian fee                                                                               48,616
   Miscellaneous                                                                               38,620
   Insurance                                                                                   22,917
   NYSE listing fee                                                                            21,170
   Transfer agent fee                                                                          18,768
   Interest expense on floating rate note obligations                                          17,718
----------------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                        2,831,462
----------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                                11,549,549
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAPS
   Net realized loss on:
      Investments                                                                                         (17,105,925)
      Swaps                                                                                                (4,358,812)
   Net change in unrealized appreciation on:
      Investments                                                                                          55,627,655
      Swaps                                                                                                 7,465,814
----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments and swaps                                               41,628,732
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
   Net investment income                                                                                   (1,739,505)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS                 $   51,438,776
======================================================================================================================



See notes to financial statements.

20 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund


Statement of CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS |
                                                                                                 FOR THE               FOR THE
                                                                                              YEAR ENDED            YEAR ENDED
                                                                                       DECEMBER 31, 2009     DECEMBER 31, 2008
===============================================================================================================================
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS
   Net investment income                                                                   $  11,549,549        $   14,220,982
   Net realized loss on investments and swaps                                                (21,464,737)          (30,600,181)
   Net change in unrealized appreciation (depreciation) on investments and swaps              63,093,469           (63,053,329)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From net investment income                                                                 (1,739,505)           (4,762,868)
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to common shareholders
       resulting from operations                                                              51,438,776           (84,195,396)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                               (12,210,048)          (15,561,070)
------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets applicable to common shareholders              39,228,728           (99,756,466)
NET ASSETS
   Beginning of period                                                                       130,445,481           230,201,947
------------------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment income
       of $693,120 and $3,207,411, respectively)                                           $ 169,674,209        $  130,445,481
===============================================================================================================================



See notes to financial statements.

                                          Annual Report | December 31, 2009 | 21

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund |


Financial HIGHLIGHTS |

                                                                                                      FOR THE             FOR THE
PER SHARE OPERATING PERFORMANCE                                                                    YEAR ENDED          YEAR ENDED
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        DECEMBER 31, 2009   DECEMBER 31, 2008
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $    8.47           $   14.94
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                                          0.75                0.92
   Net realized and unrealized gain (loss) on investments, options and swaps                          2.69               (6.07)

   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From and in excess of net investment income (common share equivalent basis)                       (0.11)              (0.31)
   From realized gains (common share equivalent basis)                                                  --                  --
---------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Preferred Shareholders                                                 (0.11)              (0.31)
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                   3.33               (5.46)
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                                       (0.79)              (1.01)
   From realized gains                                                                                  --                  --
---------------------------------------------------------------------------------------------------------------------------------
       Total distributions to common shareholders                                                    (0.79)              (1.01)
---------------------------------------------------------------------------------------------------------------------------------
Common and preferred shares'offering expenses charged to paid-in capital                                --                  --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                   $   11.01           $    8.47
=================================================================================================================================
MARKET VALUE, END OF PERIOD                                                                      $    9.54           $    6.65
=================================================================================================================================
TOTAL INVESTMENT RETURN (b)
   Net asset value                                                                                   41.34%             -37.97%
   Market value                                                                                      57.57%             -43.70%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (thousands)                          $ 169,674           $ 130,445
Preferred shares, at liquidation value ($25,000 per share liquidation preference) (thousands)    $ 105,000           $ 120,000
Preferred shares asset coverage per share                                                        $  65,399           $  52,176
Ratios to average net assets applicable to common shareholders:
   Total expenses (excluding interest expense on floating rate note obligations)                      1.93%               1.67%
   Total expenses (including interest expense on floating rate note obligations(c))                   1.94%               1.72%
   Net investment income, prior to effect of dividends to preferred shares                            7.92%               7.48%
   Net investment income, after effect of dividends to preferred shares                               6.73%               4.97%
Portfolio turnover rate                                                                                151%                181%
Asset coverage per $1,000 unit of indebtedness(e)                                                $  41,098           $      --




                                                                                                       FOR THE             FOR THE
PER SHARE OPERATING PERFORMANCE                                                                     YEAR ENDED          YEAR ENDED
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                                         DECEMBER 31, 2007   DECEMBER 31, 2006
==================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $    16.83           $   15.44
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                                          0.92                0.91
   Net realized and unrealized gain (loss) on investments, options and swaps                         (1.08)               1.79

   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From and in excess of net investment income (common share equivalent basis)                       (0.30)              (0.37)
   From realized gains (common share equivalent basis)                                               (0.11)                 --
----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Preferred Shareholders                                                 (0.41)              (0.37)
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                  (0.57)               2.33
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                                       (0.95)              (0.94)
   From realized gains                                                                               (0.37)                 --
----------------------------------------------------------------------------------------------------------------------------------
       Total distributions to common shareholders                                                    (1.32)              (0.94)
----------------------------------------------------------------------------------------------------------------------------------
Common and preferred shares'offering expenses charged to paid-in capital                                --                  --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                  $    14.94           $   16.83
==================================================================================================================================
MARKET VALUE, END OF PERIOD                                                                     $    13.10           $   15.77
==================================================================================================================================
TOTAL INVESTMENT RETURN (b)
   Net asset value                                                                                   -3.60%              15.50%
   Market value                                                                                      -8.97%              25.98%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (thousands)                         $  230,202           $ 259,334
Preferred shares, at liquidation value ($25,000 per share liquidation preference) (thousands)   $  120,000           $ 120,000
Preferred shares asset coverage per share                                                       $   72,959           $  79,028
Ratios to average net assets applicable to common shareholders:
   Total expenses (excluding interest expense on floating rate note obligations)                      1.44%               1.46%
   Total expenses (including interest expense on floating rate note obligations(c))                   1.53%               1.50%
   Net investment income, prior to effect of dividends to preferred shares                            5.60%               5.70%
   Net investment income, after effect of dividends to preferred shares                               3.81%               3.41%
Portfolio turnover rate                                                                                114%                159%
Asset coverage per $1,000 unit of indebtedness(e)                                               $   74,727           $  29,902




                                                                                                              FOR THE
PER SHARE OPERATING PERFORMANCE                                                                            YEAR ENDED
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                DECEMBER 31, 2005
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $   15.47
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                                                0.88
   Net realized and unrealized gain (loss) on investments, options and swaps                                0.29

   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From and in excess of net investment income (common share equivalent basis)                             (0.26)
   From realized gains (common share equivalent basis)                                                        --
---------------------------------------------------------------------------------------------------------------------
       Total distributions to Preferred Shareholders                                                       (0.26)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                         0.91
---------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                                             (0.94)
   From realized gains                                                                                        --
---------------------------------------------------------------------------------------------------------------------
       Total distributions to common shareholders                                                          (0.94)
---------------------------------------------------------------------------------------------------------------------
Common and preferred shares'offering expenses charged to paid-in capital                                      -- (d)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                         $   15.44
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                                            $   13.35
=====================================================================================================================
TOTAL INVESTMENT RETURN (b)
   Net asset value                                                                                          6.02%
   Market value                                                                                             4.80%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (thousands)                                $ 237,818
Preferred shares, at liquidation value ($25,000 per share liquidation preference) (thousands)          $ 120,000
Preferred shares asset coverage per share                                                              $  74,545
Ratios to average net assets applicable to common shareholders:
   Total expenses (excluding interest expense on floating rate note obligations)                            1.52%
   Total expenses (including interest expense on floating rate note obligations(c))                           --
   Net investment income, prior to effect of dividends to preferred shares                                  5.73%
   Net investment income, after effect of dividends to preferred shares                                     4.05%
Portfolio turnover rate                                                                                      103%
Asset coverage per $1,000 unit of indebtedness(e)                                                      $      --



(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) See note 2(d) of the Notes to Financial Statements for more information on floating rate note obligations.

(d)  Amount is less than $0.01.

(e) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.


See notes to financial statements.

22 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to FINANCIAL STATEMENTS | DECEMBER 31, 2009

Note 1 -- ORGANIZATION:
TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

Under normal market conditions, the Fund will invest at least 50%, but less than 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the "Municipal Securities Portfolio") and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the "Equity and Income Securities Portfolio").

Note 2 -- ACCOUNTING POLICIES:
The preparation of the financial statement in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC did not have a material effect on the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal Over-the-Counter ("OTC") market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund's securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,
(iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

The Fund adopted ASC 820, Fair Value Measurements and Disclosures ("ASC 820") (formerly known as the Statement of Financial Accounting Standard ("SFAS") No.
157). In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2009:

DESCRIPTION               LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
================================================================================
(value in $000s)
Assets:
Municipal Bonds        $       --     $   158,467      $       --    $   158,467
Common Stocks              97,375              --              --         97,375
Corporate Bonds                --          17,113              --         17,113
Preferred Stocks           13,322              --              --         13,322
--------------------------------------------------------------------------------
Total                 $   110,697     $   175,580      $       --    $   286,277
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of tax-exempt income and investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) INVERSE FLOATING RATE INVESTMENTS AND FLOATING RATE NOTE OBLIGATIONS Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par

                                          Annual Report | December 31, 2009 | 23

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS continued

value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments. The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust.

For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts' assets and cash flows, ASC 860, Transfers and Servicing ("ASC 860") (formerly known as SFAS No. 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption ''Floating rate note obligations'' on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption ''Interest'' and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption ''Interest expense on floating rate note obligations'' on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At December 31, 2009, Fund investments with a par value of $13,700,000 (market value of approximately $15,600,000) are held by the dealer trusts and serve as collateral for the $6,850,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at December 31, 2009 are presented on the Portfolio of Investments. The average floating rate notes balance and average annual interest rate during the year ended December 31, 2009 were $ 5,203,704 and 0.35%, respectively.

(e) SUBSEQUENT EVENTS
The Fund has adopted ASC 855, Subsequent Events ("ASC 855") (formerly known as SFAS No. 165). ASC 855 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. ASC 855 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through February 24, 2010, which is the date the financial statements were issued.

Note 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Adviser received a fee, payable monthly, at an annual rate equal to 0.70% of the Fund's average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage).

The Adviser has entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Thompson, Siegel & Walmsley LLC ("TS&W"). TS&W is responsible for day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. Under the terms of the Sub-Advisory Agreement between the Adviser and TS&W, the Adviser pays monthly to TS&W a fee at the annual rate of 0.42% of the Fund's average daily managed assets attributable to the Equity and Income Securities Portfolio.

On July 11, 2006, the Adviser entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement 2") with SMC Fixed Income Management, LP ("SMC"). SMC is responsible for day-to-day portfolio management of the Fund's assets allocated to the Municipal Securities Portfolio. Under the terms if the Sub-Advisory Agreement 2 between the Adviser and SMC, the Adviser pays monthly to SMC a fee at the annual rate of 0.30% of the Fund's average daily managed assets attributable to the Municipal Securities Portfolio. Prior to July 11, 2006 the Adviser was responsible for the day-to-day portfolio management for the Municipal Securities Portfolio.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which is the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Funds or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory & Sub-Advisory Agreements. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement") and interim sub-advisory agreements among the Fund, the Adviser and TS&W as well as among the Fund, the Adviser and SMC (each an "Interim Sub-Advisory Agreement", together, the "Interim Sub-Advisory Agreements" and together with the Interim Advisory Agreement, the "Interim Agreements"). The Interim Agreements took effect as of the Effective Date and terminated upon the approval of new advisory agreements.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement"), a new sub-advisory agreement among the Fund, the Adviser and TS&W(the "New TS&W Sub-Advisory Agreement"), and a new sub-advisory agreement among the Fund, the Adviser and SMC (the "New SMC Sub-Advisory Agreement" and together with the New Advisory Agreement and New TS&W Sub-Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. The New Agreements, which were approved by shareholders on February 18, 2010, have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreements.


24 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS continued

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Under a separate Fund Administration agreement (the "Administration Agreement"), the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                                              RATE
================================================================================
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Adviser, TS&W and SMC. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 -- FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments and net assets as of December 31, 2009 is as follows:

                        COST OF                                         NET TAX
                    INVESTMENTS       GROSS TAX      GROSS TAX       UNREALIZED
                        FOR TAX      UNREALIZED     UNREALIZED     APPRECIATION
                       PURPOSES    APPRECIATION   DEPRECIATION   ON INVESTMENTS
===============================================================================
                   $283,669,858     $15,596,332   $(12,988,704)      $2,607,628
-------------------------------------------------------------------------------

Tax components of the following balances as of December 31, 2009 are as follows:

                                                                   UNDISTRIBUTED
                                                                       LONG-TERM
                                                  UNDISTRIBUTED           GAINS/
                                                       ORDINARY     (ACCUMULATED
                                                        INCOME*    CAPITAL LOSS)
================================================================================
                                                       $734,370    $(52,379,252)
--------------------------------------------------------------------------------
* Includes tax-exempt income.

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on certain preferred stocks and investments in real estate investment trusts.

Due to inherent differences in the recognition of income, expense and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax basis difference relating to swap income in the amount of $46,188 was reclassified from accumulated net realized gain to accumulated undistributed net investment income. Also, permanent book to tax differences relating to the Fund's investments in real estate investment trusts and partnerships totaling $160,475 were reclassified from accumulated undistributed net investment income to accumulated net realized gain.

At December 31, 2009, for federal income tax purposes, the Fund has a capital loss carryforward of $52,243,833 available to offset future capital gains. Of the capital loss carryforward, $23,316,538 is set to expire on December 31, 2016, and $28,927,295 is set to expire on December 31, 2017.

Capital losses incurred after October 31 ("post-October losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer capital losses of $135,419.

For the year ended December 31, 2009 and 2008, the tax character of distributions paid to common and preferred shareholders as reflected in the Statement of Changes in Net Assets was as follows:

DISTRIBUTIONS PAID FROM:                         2009                       2008
================================================================================
Ordinary income*                          $ 4,736,647                $ 7,252,594
Tax-exempt income                         $ 9,212,906                $13,062,725
Long-term capital gain                    $        --                $     8,619
--------------------------------------------------------------------------------
Total Distributions                       $13,949,553                $20,323,938
================================================================================

* For the years ended December 31, 2009 and 2008 the Fund received approximately $4.2 million and $5.0 million, respectively, of qualified dividend income.


For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENT IN SECURITIES:
For the year ended December 31, 2009, purchases and sales of investments, excluding short-term securities, were $373,525,124 and $381,483,713, respectively.

Note 6 -- DERIVATIVES:

(a) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for

                                          Annual Report | December 31, 2009 | 25

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS continued

periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

As of December 31, there were no swap contracts outstanding.

(b) ACCOUNTING PRONOUNCEMENT FOR DERIVATIVES:
The Fund adopted FASB ASC 815, Derivatives and Hedging ("ASC 815") (formerly known as SFAS No. 161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

Swaps with a notional value of $20 million that were outstanding at December 31, 2008 were closed during the year ended December 31, 2009. There were no other swap transactions during the year.

There were no derivative positions outstanding as of December 31, 2009.

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

                          AMOUNT OF REALIZED GAIN/(LOSS) ON DERIVATIVES
===========================================================================================
(value in $000s)                                                                    SWAPS
===========================================================================================
Interest rate risk                                                                 ($4,359)
===========================================================================================

                   CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES
===========================================================================================
(value in $000s)                                                                    SWAPS
===========================================================================================
Interest rate risk                                                                 $7,466
===========================================================================================

Note 7 -- CAPITAL:

COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the year ended December 31, 2009 or the year ended December 31, 2008.

PREFERRED SHARES
On April 29, 2004, the Fund's Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares.

On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually. On February 27, 2009, the Fund announced the redemption of 100 shares of each series of Auction Market Preferred Shares ("AMPS"). On March 10, 2009, the Fund announced the redemption of 200 shares of each series of AMPS. Bank of New York Mellon is the auction agent and provides administrative, transfer agency, and dividend distribution services for the preferred shares.

The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS. Provisions on the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction. The maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater.

For the year ended December 31, 2009, the annualized dividend rates ranged from:

                                 HIGH                LOW             AT 12/31/09
================================================================================
Series M7                       1.70%              1.46%                   1.47%
Series T28                      2.13%              1.48%                   1.48%

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Note 8 -- INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 -- RECENT ACCOUNTING PRONOUNCEMENTS:
On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level
2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.


26 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM|


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

We have audited the accompanying statement of assets and liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the Fund), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TS&W/Claymore Tax-Advantaged Balanced Fund at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                               Ernst & Young LLP


Chicago, Illinois

February 24, 2010


                                          Annual Report | December 31, 2009 | 27

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION
Qualified dividend income of as much as $4,234,530 was received by the Fund through December 31, 2009. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $3,361,191 of investment income qualifies for the dividends-received deduction.

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund's tax year end as to the federal tax status of dividends and distributions received by shareholders during such tax period. The Fund hereby designates $9,212,906 as tax-exempt income according to IRC Section 852(b)(5)(A).

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

TRUSTEES
The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

NAME, ADDRESS*,                                                                             NUMBER OF
YEAR OF TERM OF         OFFICE**                                                            PORTFOLIOS IN THE
BIRTH AND POSITION(S)   AND LENGTH OF    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS   FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED      AND OTHER AFFILIATIONS                             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
====================================================================================================================================
INDEPENDENT TRUSTEES:
====================================================================================================================================
Randall C. Barnes       Since 2005       Private Investor (2001-present). Formerly, Senior         41            None.
Year of Birth: 1951                      Vice President & Treasurer, PepsiCo., Inc.
Trustee                                  (1993-1997), President, Pizza Hut International
                                         (1991-1993) and Senior Vice President, Strategic
                                         Planning and New Business Development (1987-1990)
                                         of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Steven D. Cosler        Since 2005       Retired. Formerly, President, Chief Executive              2            Director, SXC
Year of Birth: 1955                      Officer and Director of Priority Healthcare Corp.                       Health Solutions.
Trustee                                  (2002-2005). Formerly, President and Chief
                                         Operating Officer of Priority Healthcare Corp.
                                         (2001-2002). Formerly, Executive Vice President
                                         and Chief Operating Officer of Priority Healthcare
                                         Corp.(2000-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje         Since 2004       Retired. Formerly, President and Chief                     2            Trustee, Old Mutual
Year of Birth: 1942                      Investment Officer of TRW Investment Management                         Advisor Mutual
Trustee                                  Co. (1990-2003).                                                        Funds.
------------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore           Since 2004       Owner, Eagle River Ventures, LLC (1999-present)            2            Trustee, Old Mutual
Year of Birth: 1955                      and Chairman Foothills Energy Ventures, LLC                             Advisor Mutual
Trustee                                  (2006-present). Formerly, Partner at WilSource                          Funds.
                                         Enterprise (2005-2006), Managing Director High
                                         Sierra Energy L.P. (2004-2005) Portfolio Manager
                                         and Vice President of Janus Capital Corp.
                                         (2000-2002) and Senior Analyst/Portfolio Manger
                                         of Marsico Capital Management (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg        Since 2004       Partner of Nyberg & Cassioppi, LLC, a law firm            44            None.
Year of Birth: 1953                      specializing in corporate law, estate planning
Trustee                                  and business transactions (2000-present). Formerly,
                                         Executive Vice President, General Counsel and
                                         Corporate Secretary of Van Kampen Investments
                                         (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.   Since 2004       Retired. Formerly, Vice President, Manager and            41            None.
Year of Birth: 1958                      Portfolio Manager of Nuveen Asset Management
Trustee                                  (1998-1999), Vice President of Nuveen Investment
                                         Advisory Corp. (1992-1999), Vice President and
                                         Manager of Nuveen Unit Investment Trusts
                                         (1991-1999), and Assistant Vice President and
                                         Portfolio Manager of Nuveen Unit Investment Trusts
                                         (1988-1999), each of John Nuveen & Company, Inc.
                                         (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
====================================================================================================================================
Matthew J. Appelstein+  Since 2005       Senior Vice President of Product Strategy and              2            None.
Year of Birth: 1961                      Retirement Solutions Planning, Director of
Trustee                                  Investment Services, Old Mutual Asset Management
                                         (2003-present). Formerly, Senior Vice President
                                         of Consulting Relationships, Fidelity Management
                                         Trust Co.(1998-2003).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustees' initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Barnes and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

     -Messrs. Appelstein, Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2012 annual meeting of shareholders.

     -Messrs. Cosler and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U. S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Appelstein is an "interested person"(as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

As of October 14, 2009, Nicholas Dalmaso resigned his position as Trustee for the Fund.


28 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

OFFICERS
The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND    TERM OF OFFICE** AND       PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT     LENGTH OF TIME SERVED      AND OTHER AFFILIATIONS
====================================================================================================================================
OFFICERS:
====================================================================================================================================
J. Thomas Futrell                    Since 2008                 Senior Managing Director, Chief Investment Officer of Claymore
Year of Birth: 1955                                             Advisors, LLC and Claymore Securities, Inc.; Chief Executive
Chief Executive Officer                                         Officer of certain other Funds advised by Claymore Advisors, LLC
                                                                (2008-present). Formerly, Managing Director in charge of Research for Nuveen Asset Management. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson                       Since 2008                 Senior Managing Director and General Counsel of Claymore Advisors,
Year of Birth: 1959                                             LLC, Claymore Securities, Inc. and Claymore Group, Inc.
Chief Legal Officer                                             (2007-present). Chief Legal Officer of certain other funds in the
                                                                Fund Complex. Formerly, Associate General Counsel and Assistant
                                                                Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                       Since 2004                 Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                             Securities, Inc. (2005-present); Formerly, Chief Financial Officer
Chief Financial Officer, Chief                                  of Claymore Group, Inc.(2005-2006); Managing Director of Claymore
Accounting Officer and Treasurer                                Advisors, LLC and Claymore Securities, Inc. (2003-2005). Formerly,
                                                                Treasurer of Henderson Global Funds and Operations Manager for
                                                                Henderson Global Investors (NA) Inc., (2002-2003). Formerly,
                                                                Managing Director, Front Point Partners LLC (2001-2002). Formerly,
                                                                Vice President, Nuveen Investments (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
Vincent R. Giordano                  Since 2004                 Senior Managing Director of SMC Fixed Income Management, LP.
Year of Birth: 1948                                             (2006-present). Formerly, Senior Managing Director of Claymore
Vice President                                                  Advisors, LLC (2004-2006). Formerly, Senior Vice President and
                                                                Portfolio Manager of Merrill Lynch Asset Management, Inc.
                                                                (1985-2001).
------------------------------------------------------------------------------------------------------------------------------------
George Gregorio                      Since 2004                 Managing Director of SMC Fixed Income Management, LP (2006-present).
Year of Birth: 1949                                             Formerly, Managing Director of Claymore Advisors, LLC (2004-2006).
Vice President                                                  Formerly, Sell Side Analyst for JB Hanauer & Co.
------------------------------------------------------------------------------------------------------------------------------------
Roberto W. Roffo                     Since 2004                 Managing Director of SMC Fixed Income Management, LP (2006-present).
Year of Birth: 1966                                             Formerly, Managing Director of Claymore Advisors, LLC (2004-2006).
Vice President                                                  Formerly, Director and Vice President of Merrill Lynch Investment
                                                                Managers.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                          Since 2006                 Vice President, Fund Compliance Officer of Claymore Group, Inc.
Year of Birth: 1957                                             (2006-present). Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer                                        Secretary of Harris Investment Management, Inc. (2003-2006).
                                                                Formerly, Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                    Since 2008                 Vice President; Assistant General Counsel of Claymore Securities,
Year of Birth: 1978                                             Inc. (2007-present). Secretary of certain funds in the Fund Complex.
Secretary                                                       Formerly, Law Clerk, Idaho State Courts (2003-2006).
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth H. Hudson                  Since 2009                 Assistant General Counsel of Claymore Group Inc. (2009-present).
Year of Birth: 1980                                             Assistant Secretary of certain funds in the Fund Complex. Formerly,
Assistant Secretary                                             Associate at Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                          Annual Report | December 31, 2009 | 29

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, Pennsylvania 15252-8015, Attention: Shareholder Services Department, Phone Number: (866) 488-3559.


30 | Annual Report | December 31, 2009

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Board Considerations Regarding Contract Approvals of the Interim and New Investment Advisory Agreements and Interim and New Investment Sub-Advisory Agreements.

On September 28, 2009, the Board of Trustees (the "Board") of the TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees"), on the recommendation of the Nominating & Governance Committee (referred to as the "Committee" and consisting solely of the Independent Trustees) of the Board of the Fund, approved: (1) an interim ("Interim Advisory Agreement") and new ("New Advisory Agreement") advisory agreement (together, the "Investment Advisory Agreements") between the Fund and Claymore Advisors, LLC ("Adviser") ; (2) an interim ("Interim TS&W Sub-Advisory Agreement") and new ("New TS&W Sub-Advisory Agreement") investment sub-advisory agreement (together the "TS&W Investment Sub-Advisory Agreements") among the Adviser, the Fund and Thompson, Siegel & Walmsley LLC ("TS&W"), the sub-adviser to the Fund's equity and income securities portion of the Fund's portfolio; and
(3) an interim ("Interim SMC Sub-Advisory Agreement") and new ("New SMC Sub-Advisory Agreement") investment sub-advisory agreement (together the "SMC Investment Sub-Advisory Agreements") among the Adviser, the Fund and SMC Fixed Income Management, L.P. ("SMC"), the sub-adviser to the Fund's municipal securities portion of the Fund's portfolio. (The Investment Advisory Agreements, the TS&W Investment Sub-Advisory Agreements, and the SMC Investment Sub-Advisory Agreements are together referred to as the "Advisory Agreements.") As part of its review process, the Committee was represented by independent legal counsel.

Based upon its review, the Board and the Committee concluded that it was in the best interest of the Fund to approve each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INTERIM ADVISORY AGREEMENT AND NEW ADVISORY AGREEMENT
-----------------------------------------------------
The Board reviewed materials received from the Adviser, Guggenheim Partners, LLC ("Guggenheim") and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund. Earlier this year, the Adviser informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in the Adviser (the "Transaction"). The Adviser provided periodic reports to representatives of the Board as to the status and nature of such discussions with Guggenheim and the Adviser's operating and financial results. In the spring of 2009, the Adviser informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore Group as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products.

Following the execution of a merger agreement between Claymore and Guggenheim (the "Merger Agreement"), a telephonic meeting was held on July 28, 2009, and attended by certain members of the Board, the chief executive officer of Claymore Group and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Transaction, the business plans for the Adviser following the consummation of the Transaction and answered such questions as were raised at the meeting. Representatives of the Board requested additional information regarding the Transaction, Guggenheim and the impact of the Transaction on the Shareholders of the Fund.

During the third quarter of 2009, the Committee received reports on the progress of the Transaction, including the debt financing and additional equity financing arranged by Guggenheim. As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, Guggenheim and independent legal counsel. The Adviser and Guggenheim provided, among other information, information regarding the terms of the Transaction and potential benefits to the Adviser from the Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm,
(iii) information regarding other Guggenheim affiliated investment managers,
(iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. The Adviser and Guggenheim also provided information regarding Guggenheim's and the Adviser's intentions for the business, operations and personnel of the Adviser following the closing of the Transaction. The Committee met and discussed the Transaction and the Interim Advisory Agreement and the New Advisory Agreement in September 2009. Additional supplemental information regarding the Transaction and Guggenheim was provided by the Adviser and Guggenheim and reviewed by the Committee.

Subsequent to these meetings, the Board met in person to consider the Interim Advisory Agreement and the New Advisory Agreement at a meeting held on September 28, 2009. The Board met with representatives of the Adviser and Guggenheim to discuss the Transaction. Representatives from the Adviser and Guggenheim discussed the Transaction with, and answered questions from, the Board. The Committee met in executive session to discuss the Transaction and the information provided at the Board meeting. The Committee concluded that it was in the best interest of the Fund to approve the Interim Advisory Agreement and New Advisory Agreement and, accordingly, recommended to the Board the approval of the Interim Advisory Agreement and New Advisory Agreement. The Board subsequently approved the Interim Advisory Agreement and approved the New Advisory Agreement for a one-year term. The Board also determined to consider the continuation of the agreement during the course of the one-year term by conducting a thorough review of the various information that is part of the Board's regular annual consideration of the continuation of the Fund's advisory agreement. In reaching the conclusion to approve the Interim Advisory Agreement and New Advisory Agreement, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the review of the Interim Advisory Agreement and the New Advisory Agreement.

In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors:

     o within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;

     o Board approval of the Fund's Investment Advisory Agreements was a condition to the closing of the Transaction;

     o Claymore's statement to the Board that the manner in which the Fund's assets are managed will not change as a result of the Transaction;

     o the aggregate advisory fee rate payable by the Fund will not change under the Interim Advisory Agreement or New Advisory Agreement;

     o there are no material differences between the terms of the Interim Advisory Agreement and New Advisory Agreement and the terms of the Fund's prior advisory agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with Rule 15a-4 under the 1940 Act;

     o the capabilities of the Adviser's personnel who will provide advisory (if applicable), management, shareholder servicing and administrative services to the Fund are not expected to change, and the key personnel who currently provide advisory (if applicable), management, shareholder servicing and administrative services to the Fund are expected to continue to do so after the Transaction;


                                          Annual Report | December 31, 2009 | 31

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | BOARD CONSIDERATIONS continued

     o the assurance from the Adviser and Guggenheim that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund;

     o    the Adviser's current financial condition;

     o    the impact of the Transaction on the Adviser's day-to-day operations;

     o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

     o the long-term business goals of Guggenheim and the Adviser with regard to the business and operations of the Adviser;

     o that Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as the Adviser will bear the costs, fees and expenses incurred by the Fund in connection with the Fund's Proxy Statement and any other costs of the Fund associated with the Transaction; and

     o that the Adviser and relevant acquisition subsidiaries have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden"(within the meaning of Section 15(f) of 1940 Act) on the Fund.

Nature, Extent and Quality of Services Provided by the Adviser. The Board noted that key management personnel servicing the Fund are expected to remain with the Adviser following the Transaction and that the services provided to the Fund by the Adviser are not expected to change. The Board also considered the Adviser's and Guggenheim's representations to the Board that Guggenheim intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board also considered Guggenheim's statement that the Adviser's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Fund were expected to continue under the Interim Advisory Agreement and the New Advisory Agreement at the same or improved levels.

Advisory Fees. The Board also considered the fact that the advisory fee rates payable to the Adviser would be the same under the Interim Advisory Agreement and New Advisory Agreement as they are under the Fund's prior advisory agreement, which had within the last year been determined to be reasonable. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Performance. With respect to the performance of the Fund, the Board considered that, the sub-adviser would continue to manage the Fund's portfolios following the closing of the Transaction, subject to Shareholder approval of the New Sub-Advisory Agreements. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Profitability. The Board noted that it was too early to predict how the Transaction may affect the Adviser's future profitability from its relationship with the Fund, but concluded that this matter would be given further consideration on an annual basis going forward. The Board also noted that the Adviser's fee rates under the Interim Advisory Agreement and New Advisory Agreement are the same as those assessed under the Fund's prior advisory agreement.

Economies of Scale. The Board considered any potential economies of scale that may result from the Transaction. The Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Transaction.

Other Benefits. The Board noted its prior determination that the advisory fees were reasonable, taking into consideration other benefits to the Adviser (including the receipt by Claymore of an administrative fee). The Board also considered other benefits to the Adviser, Guggenheim and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Guggenheim as a result of the Transaction. Therefore, the Board concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.

NEW SUB-ADVISORY AGREEMENTS AND INTERIM SUB-ADVISORY AGREEMENTS
---------------------------------------------------------------
In conjunction with the consideration of the Transaction and the approval of a New Advisory Agreement and Interim Advisory Agreement, the Board, including the Independent Trustees, also considered the Fund's New TS&W Sub-Advisory Agreement, Interim TS&W Sub-Advisory Agreement, New SMC Sub-Advisory Agreement and Interim SMC Sub-Advisory Agreement. The Board noted that while the closing of the Transaction would result in the termination of the prior sub-advisory agreements pursuant to their terms, TS&W and SMC (together, the "Sub-Advisers") were not a party to the Transaction and the operations of the Sub-Advisers and the services to be provided by the Sub-Advisers would be unaffected by the Transaction.

The Board determined that there were no material differences between the terms of the Interim TS&W Sub-Advisory Agreement and the corresponding prior sub-advisory agreement or the Interim SMC Sub-Advisory Agreement and the corresponding prior sub-advisory agreement, except with respect to those provisions required to comply with Rule 15a-4 under the 1940 Act, and that there were no material differences between the terms of the New TS&W Sub-Advisory Agreement and the corresponding prior sub-advisory agreement or the New SMC Sub-Advisory Agreement and the corresponding prior sub-advisory agreement. The Board noted that the compensation to be received by the Sub-Advisers under the Interim TS&W Sub-Advisory Agreement, New TS&W Sub-Advisory Agreement, Interim SMC Sub-Advisory Agreement and New SMC Sub-Advisory Agreement is not greater than the compensation the Sub-Advisers would have received under the corresponding prior sub-advisory agreements. The Board noted that the scope and quality of services to be provided to the Fund under the Interim TS&W Sub-Advisory Agreement, New TS&W Sub-Advisory Agreement, Interim SMC Sub-Advisory Agreement and New SMC Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the corresponding prior sub-advisory agreement. The Board noted that, within the last year, it had engaged in a thorough review of the various factors, including fees and performance, which are part of the evaluation of the renewal or approval of a sub-advisory agreement.

The Board noted that the factors previously considered with respect to approval of the prior sub-advisory agreements continued to support the approval of the Interim TS&W Sub-Advisory Agreement, New TS&W Sub-Advisory Agreement, Interim SMC Sub-Advisory Agreement and New SMC Sub-Advisory Agreement. The Board also determined to consider such factors again within one year of the execution of the New TS&W Sub-Advisory Agreement and the New SMC Sub-Advisory Agreement. Based upon its review, the Board concluded that it was in the best interest of the Fund to approve the Interim TS&W Sub-Advisory Agreement, New TS&W Sub-Advisory Agreement, Interim SMC Sub-Advisory Agreement and New SMC Sub-Advisory Agreement.

OVERALL CONCLUSIONS
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements is in the best interests of the Fund.


32 | Annual Report | December 31, 2009

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund INFORMATION |

BOARD OF TRUSTEES                               OFFICERS                      INVESTMENT MANAGER --       PREFERRED STOCK --
                                                J. Thomas Futrell             EQUITY AND INCOME           DIVIDEND PAYING AGENT
Matthew J.Appelstein*                           Chief Executive Officer       Thompson, Siegel &          The Bank of
                                                                              Walmsley LLC                New York Mellon
Randall C. Barnes                               Kevin Robinson                Richmond,Virginia           New York, New York
                                                Chief Legal Officer
Steven D. Cosler                                                              INVESTMENT MANAGER --       LEGAL COUNSEL
                                                Steven M. Hill                MUNICIPALS                  Skadden, Arps, Slate,
Robert M. Hamje                                 Chief Financial Officer,      SMC Fixed Income            Meagher & Flom LLP
                                                Chief Accounting Officer      Management, LP              Chicago, Illinois
L. Kent Moore                                   and Treasurer                 Princeton, New Jersey

Ronald A. Nyberg                                Vincent R. Giordano           INVESTMENT ADVISER          INDEPENDENT REGISTERED
                                                Vice President                AND ADMINISTRATOR           PUBLIC ACCOUNTING FIRM
Ronald E.Toupin, Jr.                                                          Claymore Advisors, LLC      Ernst & Young LLP
                                                George Gregorio               Lisle, Illinois             Chicago, Illinois
*  Trustee is an "interested person" of the     Vice President
   Fund as defined in the Investment                                          CUSTODIAN AND
   Company Act of 1940, as amended.             Roberto W. Roffo              TRANSFER AGENT
                                                Vice President                The Bank of
                                                                              New York Mellon
                                                Bruce Saxon                   New York, New York
                                                Chief Compliance Officer

                                                Mark E. Mathiasen
                                                Secretary

                                                Elizabeth H. Hudson
                                                Assistant Secretary






PRIVACY PRINCIPLES OF TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND FOR
SHAREHOLDERS
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced
Fund?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:
     The Bank of New York Mellon, 101 Barclay 11E,, New York, NY 10286;
     (866)488-3559

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866)882-0688, by visiting Claymore's website at www.claymore.com/tyw or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com/tyw. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTICE TO SHAREHOLDERS
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock and preferred stock in the open market.

                                          Annual Report | December 31, 2009 | 35

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

About the FUND MANAGERS |

TS&W/Claymore Tax-Advantaged Balanced Fund (TYW) is managed jointly by seasoned investment professionals from SMC Fixed Income Management, LP and Thompson, Siegel & Walmsley LLC. The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of TYW.

CLAYMORE ADVISORS, LLC
Claymore Advisors, LLC is a registered investment adviser that provides investment management and research-related services to registered investment companies. Claymore Advisors, LLC is responsible for the Fund's overall asset allocation.

SMC FIXED INCOME MANAGEMENT, LP
SMC Fixed Income Management, LP ("SMC") is a subsidiary of Spring Mountain Capital LP ("Spring Mountain"). Spring Mountain is an investment management firm founded in July 2001 that specializes in alternative investments and advisory services for both broad asset allocation and/or focused portfolios.

SMC'S INVESTMENT PHILOSOPHY AND PROCESS
SMC attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Firm's evaluation of the issuer's creditworthiness, and with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived.

The municipal management team begins their credit selection process by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. The managers analyze the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there they incorporate a bottom-up and top-down analysis that helps construct a portfolio that the managers believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. SMC's proprietary, unbiased research helps the managers identify undervalued sectors that they believe have the potential for ratings upgrades and capital appreciation.

THOMPSON, SIEGEL & WALMSLEY LLC (TS&W)
Thompson, Siegel & Walmsley LLC (TS&W) is a registered investment adviser founded in 1969 in Richmond, Virginia and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, open and closed-end mutual funds, trusts, estates and other institutions and individuals. The firm is a majority owned subsidiary of Old Mutual (US) Holdings Inc. TS&W is responsible for the day-today management of the equity and taxable income securities portion of the Fund.

TS&W INVESTMENT PHILOSOPHY AND PROCESS
Thompson, Siegel & Walmsley LLC's investment process is value-driven and team-oriented. TS&W pursues a relative value-oriented philosophy and focuses its equity selection on the higher dividend paying stocks that meet its investment criteria. TS&W's investment process uses a combination of quantitative and qualitative methods based on a four-factor screen. Parts one and two of the screen attempt to assess a company's attractiveness based on cash flows relative to other stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W's analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock's place in the portfolio. TS&W employs a consistent sell discipline.

TS&W's Fixed-Income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive                                                                          TYW
Lisle, IL 60532                                                                                   LISTED
Member FINRA/SIPC (02/10)     NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE             NYSE(R)           TYW-AR-1209

ITEM 2.  CODE OF ETHICS.

 (a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)      (1) The registrant's Code of Ethics is attached hereto as an exhibit.

         (2) Not applicable.

         (3) Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Randall C. Barnes. Mr. Barnes is an "independent" Trustee. Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert doesn't affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,500 and $40,500 for the fiscal years ending December 31, 2009, and December 31, 2008, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $6,300 and $6,300 for the fiscal years ending December 31, 2009, and December 31, 2008, respectively. Specifically, this amount represents the amount paid for the audit of the preferred shares asset coverage test.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,000 and $6,000 for the fiscal years ending December 31, 2009 and December 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) thru 4(c) of this Item were $0 and $0 for the fiscal years ending December 31, 2009, and December 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the registrant's audit committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

         (i) The Registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and
(2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or
(2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.


V.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the I Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

         (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.


V.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control I affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

         (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

      (ii) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $12,300 and $12,300 for the fiscal years ending December 31, 2009, and December 31, 2008, respectively.

(h) Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is comprised of:
Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to the investment sub-adviser of its equity portfolio, Thompson, Siegel & Walmsley LLC ("TS&W"). TS&W's proxy voting polices and procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) TS&W is responsible for the day-to-day management of the equity and income securities portion of the registrant's portfolio. SMC Fixed Income Management, LP ("SMC") also serves as investment sub-adviser to the registrant and is responsible for the day-to-day management of the municipal securities portion of the registrant's portfolio.

TS&W Portfolio Managers

The following individuals at TS&W share primary responsibility for the management of the equity and income securities portion of the registrant's portfolio:

NAME                          SINCE      PROFESSIONAL EXPERIENCE

William M. Bellamy, CFA,      2004       Mr. Bellamy is a member of the Investment Policy
Portfolio Manager                        Committee and has over 23 years of experience working
                                         with fixed income securities. Prior to joining Thompson, Siegel
                                         & Walmsley LLC in 2002, Mr. Bellamy was with Trusco Capital
                                         Management where he served as a Vice President, Fixed
                                         Income Portfolio Manager. Prior to Trusco, he was employed with
                                         First Union Capital Markets, Clayton Brown & Associates and
                                         Merrill Lynch Capital Markets in Institutional Fixed Income
                                         Sales. Mr. Bellamy received his Bachelor of Science from Cornell
                                         University and his MBA from Duke University.

Paul A. Ferwerda, CFA,        2004       Mr. Ferwerda is a member of the Investment Policy Committee and
Portfolio Manager                        brings to the investment team 23 years experience with the firm and 28 years overall investment experience. Mr. Ferwerda
                                         contributes significant research expertise within the Financial sector.  Prior to joining the firm, Mr. Ferwerda was a Portfolio
                                         Manager with AmSouth Bank in Birmingham, AL.  He received his
                                         Bachelor of Science degree from Auburn University and his MBA from
                                         Duke University.


Mr. Ferwerda is responsible for managing the qualified dividend income ("QDI") portion of the Fund. Mr. Bellamy is responsible for managing the non-QDI portion of the Fund, including high yield bonds, preferred stocks and real estate investment trusts.

SMC Portfolio Managers

The following individuals at SMC share primary responsibility for the management of the municipal securities portion of the registrant's portfolio:

NAME                          SINCE      PROFESSIONAL EXPERIENCE

Vincent R. Giordano           2004       Senior Managing Director and Portfolio Manager of SMC Fixed Income
                                         Management. Previously, Senior Managing
                                         Director of Claymore Advisors, LLC;
                                         Senior Vice President and Portfolio
                                         Manager of Merrill Lynch Asset
                                         Management, Inc.

Roberto W. Roffo              2004       Senior Managing Director and Portfolio Manager of SMC Fixed Income
                                         Management. Previously, Senior Managing Director of Claymore
                                         Advisors, LLC; Director and Vice President of Merrill Lynch
                                         Investment Managers.


Mr. Roffo is responsible for identifying investment opportunities and executing transactions on behalf of the municipal securities portion of the registrant's portfolio. Mr. Giordano oversees Mr. Roffo's activities and works jointly with Mr. Roffo to formulate investment strategies.

The information disclosed in this paragraph (a)(1) of Item 8 is provided as of December 31, 2009.

(a)(2)

TS&W Other Accounts Managed

TS&W does not manage any accounts for which the advisory fee is based upon the performance of the account. The following table summarizes information regarding each of the other accounts managed by the TS&W portfolio managers as of December 31, 2009:

                           REGISTERED INVESTMENT              OTHERR POOLED
                                 COMPANIES                  INVESTMENT VEHICLES                OTHER ACCOUNTS
                          -------------------------     ----------------------------     --------------------------
                          #OF                           #OF                                #OF
NAME                    ACCOUNTS    TOTAL ASSETS      ACCOUNTS    TOTAL ASSETS           ACCOUNTS    TOTAL ASSETS
-----------------       --------    ------------      --------    ------------           --------    ------------
William M. Bellamy          1          $52.5M            0           687.9M                263         $740.4M


Paul A. Ferwerda            0            0               0             0                    0              0


SMC Other Accounts Managed

SMC does not manage any accounts for which the advisory fee is based upon the performance of the account. The following table summarizes information regarding each of the other accounts managed by the SMC portfolio managers as of December 31, 2009:

                           REGISTERED INVESTMENT              OTHERR POOLED
                                 COMPANIES                  INVESTMENT VEHICLES                OTHER ACCOUNTS
                          -------------------------     ----------------------------     --------------------------
                          #OF                           #OF                                #OF
NAME                    ACCOUNTS    TOTAL ASSETS      ACCOUNTS    TOTAL ASSETS           ACCOUNTS    TOTAL ASSETS
-----------------       --------    ------------      --------    ------------           --------    ------------
Vincent R. Giordano         1        $148,936M            0            0                    15         $46,633M



Roberto W. Roffo

                            1        $148,936M            0             0                   15         $46,633M


TS&W Potential Conflicts of Interest

Three of the products TS&W advises are long-short strategies and may sell securities short. Procedures are in place to ensure that no primary security holding in accounts managed by TS&W will be shorted by any account advised by TS&W that utilizes the Four Factor investment process. The term "primary holdings" refer to any core holding in any of the firm's equity products, including TYW. Primary holdings specifically exclude miscellaneous securities most frequently held in the taxable portfolios of TS&W's clients.

Mr. Bellamy and Mr. Ferwerda do not manage accounts that can short securities. The portfolio managers responsible for those portfolios that can short securities are not separated from the rest of TS&W's investment personnel and therefore have access to full information about TS&W's investment research and the strategies being employed for accounts managed by TS&W.

Some other accounts managed by TS&W pay TS&W management fees at rates comparable to and in some cases lower than those paid by the registrant and other accounts managed by TS&W. Two of the long-short strategies that TS&W manages have performance fee incentives. As a result, TS&W may have a conflict between its own interests and the interests of its other investment advisory clients in managing these long-short accounts. TS&W has adopted various procedures and safeguards to mitigate these potential conflicts.

SMC Potential Conflicts of Interest

At times there may be instances when securities are being purchased or sold by SMC for more than one account. On a daily basis, SMC's Chief Compliance Officer reviews and approves all trades for all accounts assuring that there has been fair allocation among accounts. When necessary, SMC's Chief Compliance Officer will question the portfolio managers to assure fair allocation among all accounts managed has taken place.

(a)(3)

TS&W Portfolio Manager Compensation

TS&W compensates Mr. Bellamy and Mr. Ferwerda for their management of the equity and income producing securities portion of the registrant's portfolio. Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, an individual's responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professional's own self-assessment of their years' work relative to their responsibilities and also includes peer and supervisor evaluations. TS&W's compensation strategy is to provide reasonable base salaries commensurate with an individual's responsibility and provide performance bonus awards that can exceed base salary. A summary of the input goes to the Remuneration Committee of TS&W's Board of Directors and they determine the specific compensation, salary plus bonus, for the individual. Total compensation of TS&W's portfolio managers is not related to fund performance. In concurrence with Old Mutual (US) Holdings Inc., in May 2007, TS&W began to offer key employees the opportunity to purchase equity interest in TS&W and facilitate the awarding of equity interest to certain key employees as a component of long-term incentive compensation. Old Mutual (US) Holdings Inc. remains a majority owner.

Additionally, there is a qualified profit sharing plan and a long-term incentive plan, which is eligible for participation by all TS&W associates.

SMC Portfolio Manager Compensation

SMC compensates Mr. Giordano and Mr. Roffo for their management of the municipal securities portion of the registrant's portfolio. Compensation consists of a fixed based salary and is based on the experience and qualifications of each portfolio manager. All SMC employees are also eligible to participate in a 401(k) plan, which does not include matching funds from any other party.

(a)(4)

TS&W Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each TS&W portfolio manager as of December 31, 2009:

                                                        DOLLAR RANGEE OF EQUITY
NAME OF PORTFOLIO MANAGER                                 SECURITIES IN FUND
--------------------------------------------------------------------------------
William M. Bellamy                                              None

Paul A. Ferwerda                                            $10,001-$50,000


SMC Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each SMC portfolio manager as of December 31, 2009:

                                                        DOLLAR RANGEE OF EQUITY
NAME OF PORTFOLIO MANAGER                                 SECURITIES IN FUND
--------------------------------------------------------------------------------
Vincent R. Giordano                                          $10,001-$50,000

Roberto W. Roffo                                                 None


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TS&W/Claymore Tax-Advantaged Balanced Fund
             ------------------------------------------

By:      /s/ J. Thomas Futrell
         --------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 4, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         --------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 4, 2010

By:      /s/ Steven M. Hill
         --------------------------------------
Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    March 4, 2010